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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-05127

Advance Capital I, Inc.
(Exact name of registrant as specified in charter)

One Towne Square, Suite 444
Southfield, Michigan                         48076
(Address of principal executive offices)    (Zip code)

John C. Shoemaker, President
Advance Capital I, Inc.
One Towne Square, Suite 444
Southfield, Michigan 48076
(Name and Address of agent for service)

Registrant's telephone number, including area code:
(248) 350-8543

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940(17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.
A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington,
DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

ITEM 1.  ANNUAL REPORT TO SHAREHOLDERS.

ADVANCE CAPITAL I, INC.

ANNUAL REPORT

AN INVESTMENT COMPANY WITH
FIVE FUNDS

December 31, 2003

TABLE OF CONTENTS
-----------------------------------------

                                     Page

A Letter to Our Shareholders. . . . .   1
Investment Performance  . . . . . . .   3
Financial Highlights  . . . . . . . .  15

PORTFOLIO OF INVESTMENTS

  Equity Growth Fund  . . . . . . . .  20
  Bond Fund . . . . . . . . . . . . .  25
  Balanced Fund . . . . . . . . . . .  32
  Retirement Income Fund  . . . . . .  44
  Cornerstone Stock Fund  . . . . . .  51

Statements of Assets and Liabilities.  53
Statements of Operations  . . . . . .  54
Statements of Changes in Net Assets .  55
Notes to Financial Statements . . . .  58
Report of Independent Auditors  . . .  63
Additional Information    . . . . . .  64

Dear Shareholders,

      Investing in the capital markets can be a lot like life. There are good times and bad times. Just like persevering through life's rough spots can make us stronger, hanging on through a bad market can offer a valuable investment perspective. The severe volatility of the equity markets over the last five years provides a perfect example. In the late 1990's the frenzy over Internet, communications and technology stocks led to the buildup and eventual collapse of one of the great stock market bubbles. At the time, the pressure to participate in glorious stock market gains prompted many investors to think and behave irrationally with their investments. When the hype stopped and the stock market spiralled into its three-year decline, some reacted irrationally a second time. Some investors panicked and swore off stocks completely. Many fled to the safety of money market or savings accounts. More rational investors viewed the decline as an opportunity to buy wisely for the long term. Those who held portfolios with ample diversification weathered the storm without much of a fuss.
      Stocks rebounded dramatically in 2003 after reaching very depressed levels in 2002. So far, stocks appear headed for further gains in 2004. The S&P 500 Index rose 28.67 percent for the year and is now just 20 percent below its peak in March 2000. Through all of the ups and downs of the past five years, the Index is just about flat for the total period (actually -2.87 percent). Over the past decade, the Index has returned slightly more than its historical long-term average of about 10 percent per year. Whether you held on through this period like the majority of individual investors or hastily sold stocks in a panic, an important investment lesson was provided once again. Investing is a long term commitment and violent short term market fluctuations should not concern a well-diversified, long-term investor. Fortunately, investors are once again focused on the quality of corporate earnings and overall economic strength. "Hype" has returned to its rightful place on the list of inappropriate four letter words.
      Early in 2003, the combination of poor corporate earnings, lingering concerns about corporate fraud and anxiety about the buildup to the war in Iraq restrained economic growth and kept equity investors nervous. Although the economy historically expands at a rate of more than three percent annually following the end of a recession, Gross Domestic Product (GDP) grew only a paltry 2.0 percent in 2002 and 2.5 percent (annualized) through the first six months of 2003. After this agonizingly slow "recovery" period, the economy finally showed signs of life and surged 6.1 percent in the second half of 2003. Low interest rates along with another reduction in federal income taxes kept consumers spending and accounted for much of the increase in growth. Higher public and private sector spending further added to the improvement.
A 25 percent increase in corporate profits combined with strong consumer demand and a 5.4 percent increase in productivity provided fuel for a broad based rebound in business spending in the last half of the year.
      As growth accelerated and investors regained confidence, stocks and high yield bonds led all asset classes with double-digit returns for the year. In addition to the strong performance of the S&P 500 Index the riskier NASDAQ Composite Index returned 50.84 percent and the Lipper High Yield Bond Index returned 26.36 percent for the year. High quality, long maturing investment grade corporate bonds, as measured by the Lipper A-Rated Bond Index, returned only 5.02 percent and a typical 30-year U.S. Treasury bond returned about 1.03 percent (including interest) for the year.

      The Advance Capital I, Inc. Funds produced returns similar to or better than their respective benchmarks for the year. The Equity Growth Fund increased 36.60 percent while the Lipper Mid Cap Growth Index returned 35.42 percent. The Balanced Fund, with its 60-40 mix of stocks and bonds, increased 19.96 percent compared to the 19.94 percent return of the Lipper Balanced Fund Index. The Bond Fund and Retirement Income Fund increased 9.09 and 9.75, respectively, compared to the Lipper BBB-Rated Fund Index return of 9.75 percent. Finally, the Cornerstone Stock Fund increased 27.44 percent compared to the Lipper Large Cap Growth Index which increased 26.96 percent.
      Today, the economic recovery continues to strengthen toward a more sustainable growth rate. Many of the pressures constraining growth are slowly dissipating as the environment improves. Industrial production has increased each month since July of 2003, a positive sign that business spending will continue to trend higher and corporate hiring will soon improve. Consumer confidence about the direction of the economy, employment prospects and the capital markets remains solid. Strong consumer confidence translates into robust spending and accounts for the largest component of economic growth. As a result, GDP is forecast to grow a healthy 4.5 percent in 2004. Amidst these positives, however, domestic and international problems still linger. The conflict in Iraq, a growing federal budget deficit and potentially higher interest rates could prove detrimental to the improving economy if unresolved.
For individual investors, maintaining a solid, long-term perspective and a well-diversified portfolio is paramount in this and all market environments.
      At December 31, 2003, the five Advance Capital I, Inc. Funds held about $875 million in total net assets. This is about 23 percent more than the same time last year. Intelligent investment decisions, broad diversification and control of costs remain the building blocks of our philosophy. We fully expect this approach will continue to serve our investors well over time. We thank you for your continued confidence and look forward to providing you with service and results designed to meet or exceed your long term investment objectives. If you have questions or if we may be of service, please call us. We appreciate the opportunity to answer your questions or to discuss financial or investment matters that may be of interest to you. Our toll-free number is (800)345-4783.

Sincerely,



      /s/ Christopher M. Kostiz             /s/ John C. Shoemaker
      Christopher M. Kostiz                 John C. Shoemaker
      Sr. Portfolio Manager                 President


February 23, 2004

INVESTMENT PERFORMANCE

ADVANCE CAPITAL I, INC. IS AN OPEN-END, DIVERSIFIED MANAGEMENT
INVESTMENT COMPANY OFFERING INVESTMENT OPPORTUNITIES IN FIVE
MUTUAL FUND PORTFOLIOS.

2003 FUND RESULTS

Equity Growth        36.60%
Balanced             19.96%
Bond                  9.09%
Retirement Income     9.75%
Cornerstone Stock    27.44%


      The accompanying comments are intended to help investors evaluate the dynamics of mutual fund performance. The charts and tables that follow show the average annual return of each Fund as well as selected measures of general stock and bond market performance. The Consumer Price Index (CPI) is shown to illustrate the impact inflation has had on investment returns.
      The historical figures for the Equity Growth Fund and the Balanced Fund reflect the past 10 years. The Bond Fund's investment objectives changed on March 9, 1999. The figures for the Bond Fund and the Retirement Income Fund reflect the past ten years. Figures for the Cornerstone Stock Fund begin on December 17, 1998, the start date for the Fund.

THE EQUITY GROWTH FUND IN 2003

THE ADVANCE CAPITAL I EQUITY GROWTH FUND SEEKS LONG-TERM GROWTH
OF CAPITAL BY INVESTING PRIMARILY IN COMMON STOCKS OF SMALL AND
MID-SIZED COMPANIES.

TOP FIVE INDUSTIRES

Retail                  9.0%
Commercial Services     8.5%
Healthcare Products     7.0%
Semiconductors          7.0%
Software                6.8%

   The Equity Growth Fund increased 36.60 percent in 2003 while the S&P 400 Mid Cap Index increased 35.62 percent and the
Lipper Mid Cap Growth Index increased 35.42 percent. The accompanying graph shows the cumulative performance of the Equity Growth Fund, the Lipper Mid Cap Growth Index, the S&P 400
Mid Cap Index and the Consumer Price Index (CPI).
      The combination of lower federal income taxes, strong consumer spending and robust corporate productivity led to a surge in economic activity in the final two quarters of 2003. Third quarter economic growth was the highest in more than 19 years, coming in at an annualized pace of 8.2 percent. For the year, the economy grew at a respectable rate of about 4.29 percent after floundering through a technology led recession of the past few years. An increase in economic activity usually encourages the Federal Reserve to raise short-term interest rates to quell anticipated inflation before it can wreak havoc on an improving economy. For now, remarkably tame inflation has prompted the Fed to lower short-term interest rates another quarter point on the off-chance that rising global competition could lead to deflation.
      In 2003, a strong rebound in economic activity along with low interest rates contributed to a sharp reversal of the three-year bear market for stocks. In the first quarter, the buildup to the war in Iraq kept investors uneasy about the long-term costs and hazards of a conflict in the Middle East. By summer, the major military campaign was over and many of the initial uncertainties in Iraq had dissipated. Investors quickly turned their attention to the improving domestic economy and rising corporate profits.
In fact, corporate profits are almost 64 percent above their trough in the third quarter of 2002 and 20 percent higher than the previous peak in 1997. Rising productivity held down employment costs which contributed to the drastic increase in corporate profits during the year. The improvements in productivity over the last two years are the highest since 1953.
      As the economy firmed and investor sentiment improved, equity prices rebounded sharply from very depressed levels. The three major market indices posted their best returns in almost three years in 2003. Although they remain below the peak levels reached early in the year 2000, valuations have improved and investor confidence has returned. The beleaguered technology sector, including semiconductors and software, posted the highest returns while utilities and agriculture were the worst performers in the mid cap sector. The Equity Growth Fund remained well diversified during the year with exposure to more than 12 different industries and 252 stock positions in the portfolio.
      Looking ahead to 2004, the economic foundation appears solid and poised for further growth. The Federal Reserve has reiterated its commitment to keep short-term interest rates low. Low interest rates enable consumers and businesses to refinance any high cost debt and spend or invest the difference. In addition, business spending on capital equipment should accelerate if economic activity continues to improve and consumer demand remains strong. In this much improved economic environment, stocks should continue to recover in the near term.

[EDGAR REFERENCE - LIPPER MID CAP GROWTH, EQUITY GROWTH, S&P 400
MID CAP AND CPI INDEX LINE CHART FOR 1994-2003]


Average Annual Returns for Periods Ended December 31, 2003

                                  Past1    Past 5   Past 10
                                  Year     Years    Years
                                  ------   ------   -------
Equity Growth Fund                36.60%   7.67%    11.90%
S&P 400 Mid Cap Index             35.62%   9.20%    13.91%
Lipper Mid Cap Growth Index       35.42%   2.18%     8.25%
Consumer Price Index (CPI)         1.91%   2.36%     2.35%

Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE BALANCED FUND IN 2003

THE ADVANCE CAPITAL I BALANCED FUND SEEKS TO PROVIDE CAPITAL
APPRECIATION, CURRENT INCOME AND PRESERVATION OF CAPITAL BY
INVESTING IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND BONDS.

AS OF 12/31/03

Bonds                 38%
Large Stocks          39%
Small Stocks          23%
Size         $298 Million

      The Balanced Fund increased 19.96 percent in 2003 while the Lipper Balanced Index increased 19.94 percent. The accompanying graph illustrates the cumulative performance of the Balanced Fund, the Lipper Balanced Index and the Consumer
Price Index (CPI) since December 31, 1993.
	In 2003, investors received a welcomed reprieve from the tumultuous investing environment of the prior three years.
As the year began, investors remained cautious about the prospects for a near-term economic recovery. During the first four months, investors focused on the developing conflict with Iraq and the potential long term ramifications of a military presence in the region. After the military phase ended and the occupational campaign began early in April, investors turned their attention to the domestic economic issues.
	With positive signs of better economic growth on the horizon, concerns still lingered early in the year. First, corporate executives remained hesitant to invest in long-lived assets until clear signs of an economic recovery appeared. The extraordinary low level of employment gains caused additional concern for investors.
On the positive side, the Federal Reserve kept interest rates at their lowest levels in about 45 years. Declining interest rates led to a massive wave of mortgage refinancing and maintained a robust real estate market. Consumers not only refinanced to lower their monthly expenses, but also to cash-out some embedded real estate gains.
The billions from this source increased consumers' demand for home furnishings and electronics. The record low mortgage rates also contributed to the fastest pace of housing starts in about 19 years. Finally, the Federal Government further stimulated economic activity by accelerating the federal income tax cuts enacted in 2002. The combination of low interest rates and reduced income taxes contributed to the surge in economic growth later in the year.
	After a paltry 2.5 percent annualized growth rate in the first half of the year, the economy posted an impressive 6.1 percent annualized gain during the final two quarters. Consumer spending, which accounts for two-thirds of Gross Domestic Product (GDP), remained strong as a result of historically low interest rates and moderate unemployment. A 7.3 percent increase in government spending to fight terrorism, cut taxes and fund growing federal entitlements added another element of growth to the economy. Businesses investment in factories and equipment, which remained weak during the first part of the year, rebounded a bit during the final two quarters. A 20 percent increase in corporate profit growth over the year, along with favorable interest rates, began to encourage corporate executives to finally consider investing in long term assets.
	The rebound in economic growth and better investor sentiment contributed to the robust equity returns in 2003. The S&P 500 Index posted a 28.67 percent increase while the NASDAQ Composite Index surged 50.84 percent during the year. Technology and the red-hot home building sector posted double-digit gains during the year while many consumer related stocks posted below average returns. In the fixed income sector, high yield bonds were the top performer while high quality corporate bonds returned about their historical averages.
The Lipper A-Rated Bond Index returned 5.02 percent for the year while a typical 30-year U.S. Treasury bond returned 1.03 percent (including interest) and mortgage-backed securities returned between 2 and 3 percent. The Balanced Fund's mix of 40 percent investment grade corporate bonds, 40 percent large cap value stocks and 20 percent mid cap growth stocks prospered as interest rates moderated and equity prices steadily improved.
	Today, the economy and capital markets appear headed in the right direction. Economic growth continues to trend higher as lower federal taxes and falling unemployment work through the system. More importantly, businesses are beginning to reinvest in capital equipment as prospects improve and demand increases. In this environment, stocks have already gained considerable ground from the lows reached during the worst of the recent bear market. If the economy steadily improves in 2004, equities are expected to post returns similar to their historical averages. Conversely, fixed income securities have enjoyed three years of above average returns and could be poised for a down year if inflation picks up due to an improving economy.
The Balanced Funds mix of high quality corporate bonds, large cap value and mid cap growth stocks has provided broad industry diversification and stability of returns in most investing environments.

[EDGAR REFERENCE - LIPPER BALANCED INDEX, BALANCED FUND AND
CPI INDEX LINE CHART FOR 1994-2003]


Average Annual Returns for Periods Ended December 31, 2003

                                    Past 1   Past 5  Past 10
                                    Year     Years   Years
                                    ------   -----   --------
Balanced Fund                       19.96%   5.62%   10.13%
Lipper Balanced Index               19.94%   2.95%   8.27%
Consumer Price Index (CPI)           1.91%   2.36%   2.35%


Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE BOND & RETIREMENT INCOME FUNDS IN 2003

THE ADVANCE CAPITAL I BOND FUND AND RETIREMENT INCOME FUND SEEK TO PROVIDE INVESTORS WITH CURRENT INCOME AND PRESERVATION OF CAPITAL. A MAJORITY OF THE ASSETS ARE INVESTED IN HIGH QUALITY CORPORATE AND HIGH-YIELD BONDS. U.S. TREASURIES, MORTGAGE-BACKED AND AGENCY SECURITIES REPRESENT A SMALL PORTION OF TOTAL ASSETS.

AS OF 12/31/03

                   Bond    Retirement
               --------    ----------
Maturity        13 Yrs.       13 Yrs.
Quality            BBB           BBB
Duration       8.2 Yrs.      8.1 Yrs.


      The Advance Capital I, Inc. Bond Fund and Retirement Income
Fund are highly similar in investment style, investment objectives and portfolio holdings. Each Fund is categorized by Lipper
Analytical Services as a BBB-Rated Fund. The following discussion about investment performance over the past year pertains to both funds and corresponding returns are compared against the Lipper
BBB-Rated Fund Index. The Bond Fund returned 9.09 percent for the year while the Retirement Income Fund returned 9.75 percent for the year. The Bond Fund's return represents 6.13 percent from income distributed to shareholders and a 2.96 percent increase in share price. The Retirement Income Fund's return represents 6.36 percent from income distributed to shareholders and a 3.39 percent increase in share price. In comparison, the Lipper BBB-Rated Fund Index returned
9.75 percent for the past year. The Bond Fund graph shows the Fund's cumulative performance along with the Lipper BBB-Rated Fund Index and the Consumer Price Index (CPI) since March 9, 1999. The Bond Fund investment objectives were changed to their current form at that time.
The Retirement Income Fund graph shows the past ten years.
      In 2003, fixed income securities posted their fourth consecutive year of positive returns. The combination of low interest rates and moderate inflation along with healthier corporate balance sheets kept the environment fertile for fixed income securities. In response to a weak economy and a volatile stock market the Fed lowered interest rates in June 2003, the 13th move since January 2001. The Fed's stance on short-term interest rates combined with ambiguous economic data and heightened international conflicts produced tremendous volatility in long term interest rates during the year. For instance, the yield on a 30-year U.S. Treasury bond declined from five percent in January to a low of 4.1 percent by mid June. By summer the worst of investor anxiety over Iraq had cooled and the combined effect of lower federal income taxes, low interest rates and improving corporate spending pointed to robust third quarter growth. Since inflation typically accompanies an improving economy, the yield on the same 30-year U.S. Treasury bond surged to 5.4 percent by August before settling at around
5 percent by year end.
      For the year, the 30-year U.S. Treasury bond returned about
1.03 percent (including interest). High quality corporate bonds as measured by the Lipper A-Rated Bond Fund Index returned 5.02 percent and mortgage-backed securities returned between 2 and 3 percent. While investment grade and high quality bond returns were moderate, riskier and lower rated high-yield bonds proved the best performing fixed income class for the year. The Merrill Lynch High Yield Index surged 28.15 percent and the Lipper High Yield Bond Fund Index returned 26.36 percent for the year. High yield bonds posted their best results since 1991.
      The much improved corporate climate and higher economic growth toward the latter part of the year accounted for the surge in high yield returns. High yield companies, by their nature, are less financially sound and have a lower credit rating than their investment grade counterparts. When assessing the viability of investing in these type of securities, high yield investors rely on specific indicators. First, the general health of the economy is important. These financially strapped companies have an opportunity to substantially increase net income and paydown debt during prosperous economic periods. Conversely, many high yield companies teeter on the brink of insolvency when the economy is weak. The level of interest rates, direction of stocks and investors' appetite for risk are other important determinants of the direction of high yield bond returns. Fortunately for high yield investors, economic conditions improved, interest rates remained low and stocks rebounded from the abyss during 2003. This proved a near-perfect environment for high yield bonds.
      Looking ahead, it appears the economy should continue to benefit from solid consumer spending, low interest rates and an up-tick in businesses spending. The improving economy has raised the flag for fixed income investors that higher inflation could be on the horizon. Although the traditional indicators continue to show few signs of an upturn in inflation, holders of long maturing bonds appear to be getting nervous. On the other hand, higher inflation and a robust economy would bolster high yield bond returns. In both the Bond Fund and Retirement Income Fund, the allocation to high yield bonds and investment grade corporate bonds has fluctuated. As economic conditions worsened in 2002, we reduced the allocation to high yield bonds below our historical average. As economic conditions slowly improved in 2003, we moved the allocation back to the historical average of around 30 percent of each Fund's total assets. The latest surge in high yield bond prices has prompted us, once again, to pare back our allocation. After four solid years, it appears 2004 could be challenging for fixed income securities, particularly if inflation rises and investors lean toward equities.

[EDGAR REFERENCE - LIPPER BBB, BOND FUND AND CPI INDEX
LINE CHART FOR 1994-2003]


Average Annual Returns for Periods Ended December 31, 2003

                                 Past 1  Past 5   Past 10
                                 Year    Years    Years
                                 ------  ------   -------
Bond Fund *                      9.09%   5.75%    6.30%
Lipper BBB-Rated Fund Index      9.75%   6.15%    6.54%
Consumer Price Index (CPI)       1.91%   2.36%    2.35%

Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
      * The investment objectives of the Bond Fund changed on March 9, 1999 by a majority vote of outstanding shares. Returns for Past 5 Years and Past 10 Years incorporate prior investment objectives.

[EDGAR REFERENCE - LIPPER BBB, RETIREMENT INCOME AND CPI
INDEX LINE CHART FOR 1994-2003]


Average Annual Returns for Periods Ended December 31, 2003

                              Past 1 Past 5  Past 10
                              Year   Years   Years
                              -----  ------  -------
Retirement Income Fund        9.75%  6.06%   6.88%
Lipper BBB-Rated Fund Index   9.75%  6.15%   6.54%
Consumer Price Index (CPI)    1.91%  2.36%   2.35%

Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE CORNERSTONE STOCK FUND IN 2003


THE ADVANCE CAPITAL I CORNERSTONE STOCK FUND SEEKS TO PROVIDE
LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN COMMON
STOCKS OF LARGE, WELL-ESTABLISHED COMPANIES.

TOP FIVE HOLDINGS

Microsoft
Cisco Systems
Intel
General Electric
Exxon Mobil

      The Cornerstone Stock Fund increased 27.44 percent for the year, compared to the S&P 500 Index which increased 28.67 percent and the Lipper Large Cap Growth Index which returned
26.96 percent. The accompanying graph shows the cumulative performance of the Cornerstone Stock Fund, the Lipper Large
Cap Growth Fund and the Consumer Price Index (CPI) since December 1998, the Fund's inception.
      For equity investors the past year was a welcome oasis from the brutal investing environment of the prior three years. Both the S&P 500 Index and the riskier NASDAQ Composite Index posted double digit returns for the year. As the year began, lingering economic issues combined with building pressure about the impending war with Iraq kept investors nervous. As a consequence, stock returns were negative during the first quarter. By summer, the swift conclusion to the major phase of the military campaign in Iraq along with the absence of any marked increase in terrorist attacks around the world helped calm investor fears.
As a result, they quickly refocused their attention on the domestic economy and its likely impact on equity securities.
      Even though the economy struggled through the early part of the year, a stark contrast to other post recession periods, considerable effort was made to revive growth. First, the Federal Reserve continued to cut short-term interest rates, a campaign which began in January 2001. Interest rates are now at their lowest levels in about 45 years. In mid year 2003, the Congress acted to accelerate the reduction in federal income taxes and cut the tax on dividend income and capital gains.
In the third quarter, the combined effect of these cuts amounted to about $26 billion redirected back to consumers and businesses.
The massive effort to jump-start the economy culminated in an extraordinary second half growth rate.
      Third quarter Gross Domestic Product (GDP) grew at an annualized pace of 8.2 percent, the highest rate since the early 1980's, while fourth quarter GDP came in at about 4.0 percent. Although consumer and government spending accounted for most of this increase, business spending improved dramatically compared to the dismal levels of the prior few years. The combination of low interest rates, reduced operating expenses and high productivity growth contributed to a 30 percent increase in corporate profits during the first six months of the year.
With healthier balance sheets, corporate executives became more willing to invest in long-term assets like computers and manufacturing plants. In this environment, stocks flourished. In general, small company stocks which were beaten down by the three-year bear market, turned in the best results during 2003. Larger capitalized companies also posted impressive returns and were led by technology and home building stocks.

      Today, the Cornerstone Stock Fund remains focused on investing a majority of its assets in the stocks of large capitalized companies with above-average growth expectations and leadership positions within their respective industries. The Fund also invests a portion of its assets in mid cap growth stocks. When investing in this sector, we look for a company operating in a strong industry with an above average growth rate and a unique product or service. These type of companies offer the potential for accelerated long-term earnings growth and above-average equity returns. If economic growth continues to rebound and investor sentiment strengthens, stocks returns should again be positive for 2004.

[EDGAR REFERENCE - LIPPER LARGE INDEX, CORNERSTONE STOCK AND
CPI INDEX LINE CHART FOR 1999-2003]



Average Annual Returns for Periods Ended December 31, 2003

                               Past 1   Past 5   Life of
                               Year     Years    Fund
                               ------   ------  --------
Cornerstone Stock              27.44%  -5.36%   -4.46%
Lipper Large Cap Growth Index  26.96%  -5.53%   -4.11%
Consumer Price Index (CPI)      1.91%   2.36%    2.38%

Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS
-----------------------------------------------

For a Share Outstanding Throughout Each Period



                                                    EQUITY GROWTH FUND
                                                    ----------------------------------------------
                                                    Years ended December 31
                                                    ----------------------------------------------
                                                      2003      2002      2001      2000      1999
                                                    --------    ------    ------    ------    ------
Selected Per-Share Data
 Net asset value, beginning of year . . . . . . . .   $17.87    $22.95    $27.13    $26.43    $20.05
                                                    --------    ------    ------    ------    ------
Loss from investment operations*
 Net investment loss  . . . . . . . . . . . . . . .    (0.13)    (0.14)    (0.16)    (0.23)    (0.14)

 Net realized and unrealized gain (loss)
  on investments  . . . . . . . . . . . . . . . . .     6.67     (4.94)    (4.02)     2.14     10.01
                                                    --------    ------    -------    -----     -----
 Total from investment operations                       6.54     (5.08)    (4.18)     1.91      9.87
                                                    --------    ------    -------    -----     -----
Less distributions
 Net realized gain on investments . . . . . . . . .     0.00      0.00      0.00     (1.21)    (3.49)
                                                    --------    ------    -------    ------    ------
 Total distributions  . . . . . . . . . . . . . . .     0.00      0.00      0.00     (1.21)    (3.49)
                                                    --------    ------    -------    ------    ------
Net asset value, end of year  . . . . . . . . . . .   $24.41    $17.87    $22.95    $27.13    $26.43
                                                    ========    ======    =======   =======   =======

Total Return  . . . . . . . . . . . . . . . . . . .    36.60%  (22.14%)  (15.41%)     7.10%    50.14%


Ratios and Supplemental Data
 Net assets, end of year (in thousands) . . . . . . $145,482   $99,120  $126,970  $136,136  $114,515
 Ratio of expenses to average net assets  . . . . .     1.01%     1.01%     1.00%     1.01%     1.02%
 Ratio of net investment loss
  to average net assets   . . . . . . . . . . . . .    (0.63%)   (0.68%)   (0.69%)   (0.76%)   (0.63%)
 Portfolio turnover rate  . . . . . . . . . . . . .    11.35%    12.03%     9.43%    18.57%    36.49%



*Per share amounts presented are based on average shares outstanding


See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS - Continued
----------------------------------------------
For a Share Outstanding Throughout Each Period



                                                    BOND FUND
                                                    ------------------------------------------------
                                                    Years ended December 31
                                                    ------------------------------------------------
                                                      2003      2002      2001      2000      1999
                                                    --------    ------    ------    ------    ------
Selected Per-Share Data
 Net asset value, beginning of year . . . . . . . .    $9.79     $9.68     $9.52     $9.58    $10.62
                                                    --------    ------    ------    ------    ------
Income from investment operations*
 Net investment income  . . . . . . . . . . . . . .     0.58      0.63      0.67      0.77      0.75

 Net realized and unrealized gain (loss)
  on investments  . . . . . . . . . . . . . . . . .     0.29      0.11      0.16     (0.06)    (1.04)
                                                    --------    ------     -----     ------   -------
 Total from investment operations . . . . . . . . .     0.87      0.74      0.83      0.71     (0.29)
                                                    --------    ------     -----     ------   -------
Less distributions
 Net investment income  . . . . . . . . . . . . . .    (0.58)    (0.63)    (0.67)    (0.77)    (0.75)
                                                    --------    ------     -----     ------   -------
 Total distributions    . . . . . . . . . . . . . .    (0.58)    (0.63)    (0.67)    (0.77)    (0.75)
                                                    --------    ------     -----     ------   -------
Net asset value, end of year  . . . . . . . . . . .   $10.08     $9.79     $9.68     $9.52     $9.58
                                                    ========    ======     =====     ======   =======

Total Return  . . . . . . . . . . . . . . . . . . .     9.09%     7.97%     8.87%     7.09%   (3.71%)


Ratios and Supplemental Data
 Net assets, end of year (in thousands) . . . . . . $177,022  $ 146,003  $114,212   $68,053   $34,362
 Ratio of expenses to average net assets  . . . . .     0.71%     0.70%     0.71%     0.70%     0.73%
 Ratio of net investment income to average
  net assets    . . . . . . . . . . . . . . . . . .     5.79%     6.55%     6.92%     7.55%     6.64%
 Portfolio turnover rate  . . . . . . . . . . . . .    38.12%    24.66%    23.85%    14.88%    32.43%



*Per share amounts presented are based on average shares outstanding


See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS - Continued
----------------------------------------------
For a Share Outstanding Throughout Each Period



                                                    BALANCED FUND
                                                    ------------------------------------------------
                                                    Years ended December 31
                                                    ------------------------------------------------
                                                      2003      2002      2001      2000      1999
                                                    --------    ------   -------    ------    ------
Selected Per-Share Data
 Net asset value, beginning of year . . . . . . . .   $15.77    $17.38    $18.19    $17.02    $17.13
                                                    --------    ------   -------    ------    ------
Income from investment operations*
 Net investment income  . . . . . . . . . . . . . .     0.42      0.45      0.52      0.52      0.51

 Net realized and unrealized gain (loss)
  on investments  . . . . . . . . . . . . . . . . .     2.68     (1.61)    (0.81)     1.18      0.87
                                                    --------    -------   -------    ------   -------
 Total from investment operations . . . . . . . . .     3.10     (1.16)    (0.29)     1.70      1.38
                                                    --------    -------   -------    ------   -------
Less distributions
 Net investment income  . . . . . . . . . . . . . .    (0.42)    (0.45)    (0.52)    (0.52)    (0.51)

 Net realized gain on investments   . . . . . . . .     0.00      0.00      0.00     (0.01)    (0.98)
                                                    --------    -------   -------    -------  -------
 Total distributions      . . . . . . . . . . . . .    (0.42)    (0.45)    (0.52)    (0.53)    (1.49)
                                                    --------    -------   -------    -------  -------
Net asset value, end of year  . . . . . . . . . . .   $18.45    $15.77    $17.38    $18.19    $17.02
                                                    ========    =======   =======   ========  =======

Total Return  . . . . . . . . . . . . . . . . . . .    19.96%   (6.72%)   (1.58%)    10.13%     8.37%


Ratios and Supplemental Data
 Net assets, end of year (in thousands) . . . . . .  $297,707  $223,769  $232,991  $207,677  $169,216
 Ratio of expenses to average net assets  . . . . .     0.97%     0.98%     0.98%     1.00%     1.03%
 Ratio of net investment income to average
  net assets      . . . . . . . . . . . . . . . . .     2.47%     2.77%     2.97%     2.97%     2.97%
 Portfolio turnover rate  . . . . . . . . . . . . .    14.38%    14.57%    12.23%    10.26%    23.76%



*Per share amounts presented are based on average shares outstanding


See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS - Continued
----------------------------------------------
For a Share Outstanding Throughout Each Period



                                                    RETIREMENT INCOME FUND
                                                    ------------------------------------------------
                                                    Years ended December 31
                                                    ------------------------------------------------
                                                      2003      2002      2001      2000      1999
                                                    --------    ------    ------    ------    ------
Selected Per-Share Data
 Net asset value, beginning of year . . . . . . .      $9.73     $9.56     $9.50     $9.61    $10.56
                                                    --------    ------    ------    ------    ------
Income from investment operations*
 Net investment income  . . . . . . . . . . . . .       0.59      0.64      0.68      0.71      0.71

 Net realized and unrealized gain (loss)
  on investments    . . . . . . . . . . . . . . .       0.34      0.17      0.06     (0.11)    (0.95)
                                                    --------    ------     ------    ------   -------
 Total from investment operations . . . . . . . .       0.93      0.81      0.74      0.60     (0.24)
                                                    --------    ------     ------    ------   -------
Less distributions
 Net investment income  . . . . . . . . . . . . .      (0.60)    (0.64)    (0.68)    (0.71)    (0.71)
                                                    --------    -------    ------    ------   -------
 Total distributions    . . . . . . . . . . . . .      (0.60)    (0.64)    (0.68)    (0.71)    (0.71)
                                                    --------    -------    ------    ------   -------
Net asset value, end of year  . . . . . . . . . .     $10.06     $9.73     $9.56     $9.50     $9.61
                                                    ========    =======    ======    ======   =======

Total Return  . . . . . . . . . . . . . . . . . .       9.75%     8.80%     7.95%     6.59%   (2.33%)


Ratios and Supplemental Data
 Net assets, end of year (in thousands) . . . . .    $201,915  $199,851  $200,346  $203,897  $209,791
 Ratio of expenses to average net assets  . . . .       0.80%     0.80%     0.80%     0.79%     0.81%
 Ratio of net investment income to average
  net assets    . . . . . . . . . . . . . . . . .       5.99%     6.70%     7.06%     7.53%     7.06%
 Portfolio turnover rate  . . . . . . . . . . . .      38.02%    22.83%    30.76%    19.62%    17.89%




*Per share amounts presented are based on average shares outstanding


See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS - Continued
-----------------------------------------------
For a Share Outstanding Throughout Each Period



                                                     CORNERSTONE STOCK FUND
                                                     -----------------------------------------------
                                                     Years Ended December 31
                                                     -----------------------------------------------
                                                      2003      2002      2001      2000      1999
                                                     -------   -------   -------   -------   -------
Selected Per-Share Data
 Net asset value, beginning of year  . . . . . . . .   $6.18     $8.70    $10.72    $13.55    $10.46
                                                     -------   -------   -------   -------   -------
Income from investment operations*
 Net investment income   . . . . . . . . . . . . . .    0.04      0.03      0.01      0.02      0.01

 Net realized and unrealized gain (loss)
  on investments   . . . . . . . . . . . . . . . . .    1.66     (2.52)    (2.02)    (2.83)     3.09
                                                     -------   -------   -------   --------   -------
 Total from investment operations  . . . . . . . . .    1.70     (2.49)    (2.01)    (2.81)     3.10
                                                     -------   -------   --------  --------   -------
Less distributions
 Net investment income   . . . . . . . . . . . . . .   (0.04)    (0.03)    (0.01)    (0.02)    (0.01)
                                                     -------   -------   --------   -------   -------
 Total distributions     . . . . . . . . . . . . . .   (0.04)    (0.03)    (0.01)    (0.02)    (0.01)
                                                     -------   -------   --------   -------   -------
Net asset value, end of year . . . . . . . . . . . .   $7.84     $6.18     $8.70    $10.72    $13.55
                                                     =======   =======   ========   =======   =======

Total Return   . . . . . . . . . . . . . . . . . . .   27.44%  (28.63%)  (18.72%)  (20.77%)    29.62%


Ratios and Supplemental Data
 Net assets, end of year (in thousands)  . . . . . .  $53,067   $40,803   $62,266   $62,590   $52,356
 Ratio of expenses to average net assets   . . . . .    0.73%     0.72%     0.72%     0.71%     0.77%
 Ratio of net investment income to average
  net assets   . . . . . . . . . . . . . . . . . . .    0.52%     0.39%     0.16%     0.14%     0.11%
 Portfolio turnover rate   . . . . . . . . . . . . .   11.63%    19.78%     4.01%    13.21%     7.62%



*Per share amounts presented are based on average shares outstanding


See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
----------------------------------------------------------------------


Common Stock                                Shares      Value
----------------------------------          ----------  --------------
ADVERTISING - 1.8%
 Harte-Hanks, Inc.                              28,050  $      610,088
 Lamar Advertising Co.*                         14,500         541,140
 Omnicom Group                                   9,000         785,970
 WPP Group Plc - ADR                            14,185         699,321

AEROSPACE/DEFENSE - 0.4%
 Rockwell Collins, Inc.                         22,500         675,675

AGRICULTURE - 0.3%
 Delta & Pine Land Co.                          19,000         482,600

APPAREL - 0.5%
 Coach, Inc.*                                   18,000         679,500

BANKS - 4.0%
 Boston Private Financial Holdings              23,000         571,320
 City National Corp.                             9,000         559,080
 Community First Bankshares                     12,000         347,280
 Investors Fin. Services Corp.                  26,000         998,660
 Northern Trust Corp.                           15,200         705,128
 Silicon Valley Bancshares*                     16,000         577,120
 State Street Corp.                             12,200         635,376
 Synovus Financial Corp.                        16,500         477,180
 UCBH Holdings, Inc.                            23,500         915,325

BEVERAGES - 0.3%
 Cott Corp. - ADR*                              15,500         434,155

BIOTECHNOLOGY - 4.1%
 Amgen, Inc.*                                    5,000         308,950
 Biogen Idec, Inc.*                             18,000         660,600
 Diversa Corp.*                                 35,000         323,750
 Genzyme Corp.*                                  8,500         418,965
 Human Genome Sciences, Inc.*                   28,800         381,600
 Integra LifeSciences Hldgs.*                   13,000         372,580
 Invitrogen Corp.*                              13,200         922,812
 Medimmune, Inc.*                               15,000         380,700
 Millennium Pharmaceuticals*                    26,000         484,900
 Millipore Corp.*                               12,500         538,125
 Nektar Therapeutics*                           32,500         442,325
 Protein Design Labs, Inc.*                     24,000         429,600
 Vertex Pharmaceuticals, Inc.*                  28,270         289,202

CHEMICALS - 1.4%
 Ecolab, Inc.                                   18,000         492,660
 Sigma-Aldrich Corp.                             6,500         371,670
 Symyx Technologies*                            22,200         456,210
 Valspar Corp.                                  15,800         780,836

COMMERCIAL SERVICES - 8.5%
 Apollo Group, Inc.*                            17,000       1,152,770
 Aramark Corp.                                   9,000         246,780
 Career Education Corp.*                        15,000         603,750
 ChoicePoint, Inc.*                             25,000         952,250
 Concord EFS, Inc.*                             41,000         608,440
 Corinthian Colleges, Inc.*                      9,000         499,590
 Corporate Executive Board Co.*                 11,000         513,370
 DeVry, Inc.*                                   26,000         653,380
 Education Management Corp.*                    18,000         558,720
 Equifax, Inc.                                  19,200         470,400
 Hewitt Associates, Inc.*                       15,000         448,500
 Iron Mountain, Inc.*                           18,000         711,720
 ITT Educational Services, Inc*                 14,000         657,580
 Manpower, Inc.                                 16,000         753,280
 Moody's Corp.                                  20,500       1,241,275
 Paychex, Inc.                                  15,187         564,956
 Robert Half Int'l., Inc.*                      25,500         595,170
 University of Phoenix Online*                   6,500         447,980
 Valassis Communications, Inc.*                  9,500         278,825
 Viad Corp.                                     17,000         425,000

COMPUTERS - 4.3%
 Affiliated Computer Services*                  12,000         653,520
 BISYS Group, Inc./The*                         29,000         431,520
 Cadence Design Systems, Inc.*                  31,000         557,380
 Cognizant Tech. Solutions*                      5,478         250,016
 Diebold, Inc.                                   9,500         511,765
 DST Systems, Inc.*                             13,200         551,232
 Factset Research Systems, Inc.                 15,000         573,150
 Lexmark International, Inc.*                    8,000         629,120
 Mercury Computer Systems Inc.*                 24,500         610,050
 Network Appliance, Inc.*                       16,000         327,040
 Research in Motion Ltd. - ADR*                  1,000          66,830
 SunGard Data Systems, Inc.*                    22,000         609,620
 Synopsys, Inc.*                                12,800         433,408



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
---------------------------------------------------------------------



Common Stock                                Shares      Value
----------------------------------------    ----------  --------------
COSMETICS/PERSONAL CARE - 0.3%
 Estee Lauder Cos., Inc./The                    12,000  $      471,120

DISTRIBUTION/WHOLESALE - 0.4%
 CDW Corp.                                      10,000         577,600

DIVERSIFIED FINANCIAL SERVICES - 4.1%
 Amvescap Plc - ADR                             21,250         313,225
 Capital One Financial Corp.                     5,100         312,579
 Charles Schwab Corp./The                       37,011         438,210
 Eaton Vance Corp.                              24,400         894,016
 Federated Investors, Inc.                      16,500         484,440
 Franklin Resources, Inc.                       20,300       1,056,818
 Janus Capital Group, Inc.                      22,500         369,225
 LaBranche & Co., Inc.*                         18,000         210,060
 Legg Mason, Inc.                               11,000         848,980
 Raymond James Financial, Inc.                  13,125         494,813
 Waddell & Reed Financial, Inc.                 21,250         498,525

ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
 Littlefuse, Inc.*                              15,500         446,710
 Molex, Inc.                                    15,276         447,740

ELECTRONICS - 1.7%
 Applera Corp. - Applied Biosys                 19,000         393,490
 Jabil Circuit, Inc.*                           11,000         311,300
 Mettler Toledo Int'l., Inc.*                   11,000         464,310
 Symbol Technologies, Inc.                      33,664         568,585
 Technitrol, Inc.*                              13,000         269,620
 Waters Corp.*                                  16,000         530,560

ENTERTAINMENT - 0.9%
 Alliance Gaming Corp.*                         19,000         468,350
 International Game Technology                  24,000         856,800

ENVIRONMENTAL CONTROL - 0.2%
 Stericycle, Inc.*                               5,000         233,500

FOOD - 0.3%
 Tootsie Roll Industries, Inc.                  13,635         490,860

HAND/MACHINE TOOLS - 0.2%
 Franklin Electric Co., Inc.                     4,800         290,352

HEALTHCARE-PRODUCTS - 7.0%
 Apogent Technologies, Inc.*                    17,000         391,680
 Arthrocare Corp.*                              21,500         526,750
 Biomet, Inc.                                   30,275       1,096,561
 Cooper Cos, Inc.                                1,000          47,130
 Dentsply International, Inc.                   11,500         517,500
 Guidant Corp.                                  17,000       1,023,400
 Henry Schein, Inc.*                            10,000         676,700
 Medtronic, Inc.                                 7,500         364,575
 Patterson Dental Co.*                          12,000         767,880
 Resmed, Inc.*                                  10,000         415,400
 Respironics, Inc.*                             11,000         497,310
 St. Jude Medical, Inc.*                        13,000         797,550
 Stryker Corp.                                  12,500       1,062,625
 Techne Corp.*                                  13,000         491,920
 Varian Medical Systems, Inc.*                  10,000         691,000
 Zimmer Holdings, Inc.*                         11,500         809,600

HEALTHCARE-SERVICES - 4.8%
 Anthem, Inc.*                                   8,450         633,750
 Coventry Health Care, Inc.*                    12,500         806,125
 DaVita, Inc.*                                  15,000         585,000
 Health Management Assoc., Inc.                 17,500         420,000
 Laboratory Corp. of America*                   14,400         532,080
 Lincare Holdings, Inc.*                        19,200         577,536
 Mid Atlantic Medical Services*                  8,000         518,400
 Quest Diagnostics                               9,161         669,761
 Renal Care Group, Inc.*                        13,500         556,200
 WellChoice, Inc.*                              17,400         600,300
 WellPoint Health Networks*                     11,000       1,065,350



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
----------------------------------------------------------------------



Common Stock                                Shares      Value
---------------------------------------     ----------  --------------
HOMEBUILDERS - 1.1%
 Lennar Corp.                                   11,000  $    1,056,000
 Winnebago Industries                            8,500         584,375

HOUSEHOLD PRODUCTS/WARES - 0.3%
 Avery Dennison Corp.                            6,700         375,334

INSURANCE - 3.4%
 AMBAC Financial Group, Inc.                    14,550       1,009,625
 Arch Capital Group Ltd.*                       12,000         478,320
 Arthur J Gallagher & Co.                       14,000         454,860
 Brown & Brown, Inc.                            12,500         407,625
 Markel Corp.*                                   1,500         380,265
 PMI Group, Inc./The                            10,000         372,300
 Radian Group, Inc.                             13,000         633,750
 Triad Guaranty, Inc.*                           9,000         453,150
 Willis Group Holdings Ltd.                     20,500         698,435

INTERNET - 4.3%
 Check Point Software - ADR*                    19,500         328,770
 eBay, Inc.*                                    14,000         904,540
 InterActiveCorp*                               28,000         950,040
 Internet Security Systems*                     20,000         376,600
 Monster Worldwide, Inc.*                       21,500         472,140
 Network Associates, Inc.*                      26,500         398,560
 Symantec Corp.*                                40,000       1,380,000
 VeriSign, Inc.*                                32,000         521,600
 Yahoo!, Inc.*                                  22,000         990,660

LEISURE TIME - 1.3%
 Carnival Corp.                                  9,000         357,570
 Harley-Davidson, Inc.                          13,000         617,890
 Sabre Holdings Corp.                           18,500         399,415
 Thor Industries, Inc.                           8,500         477,870

LODGING - 0.7%
 Marriott International, Inc.                   12,000         554,400
 Station Casinos, Inc.                          17,000         520,710

MACHINERY-DIVERSIFIED - 0.3%
 IDEX Corp.                                      9,500         395,105

MEDIA - 5.5%
 Cox Radio, Inc.*                               23,500         592,905
 Cumulus Media, Inc.*                           22,000         484,000
 EchoStar Communications Corp.*                 15,500         526,845
 Entercom Communications Corp.*                 16,000         847,360
 Meredith Corp.                                 14,000         683,340
 New York Times Co.                              7,500         358,425
 Radio One, Inc. - Class A*                     34,000         664,700
 Radio One, Inc. - Class D*                     16,000         308,800
 Regent Communications, Inc.*                   47,500         301,625
 Salem Communications Corp.*                    23,000         623,760
 E.W. Scripps Co.                                5,000         470,700
 Spanish Broadcasting System*                   49,000         516,950
 Univision Communications, Inc*                 30,000       1,190,700
 Westwood One, Inc.*                            13,500         461,835

MISCELLANEOUS MANUFACTURING - 1.7%
 Cuno, Inc.*                                    11,500         517,845
 Danaher Corp.                                   5,000         458,750
 Donaldson Co., Inc.                             7,000         414,120
 ITT Industries, Inc.                            6,500         482,365
 Roper Industries, Inc.                         12,500         615,750

OIL & GAS - 1.7%
 Apache Corp.                                   11,600         940,760
 Devon Energy Corp.                             11,500         658,490
 Diamond Offshore Drilling                      15,500         317,905
 Tom Brown, Inc.*                               16,000         516,000

OIL & GAS SERVICES - 2.0%
 BJ Services Co.*                               26,000         933,400
 Cooper Cameron Corp.*                          10,400         484,640
 Smith International, Inc.*                     24,600       1,021,392
 Weatherford Int'l. Ltd. - ADR*                 12,335         444,060



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
----------------------------------------------------------------------


Common Stock                                Shares      Value
--------------------------------------      ----------  --------------
PHARMACEUTICALS - 4.2%
 Abgenix, Inc.*                                  7,000  $       86,450
 Allergan, Inc.                                  8,000         614,480
 AmerisourceBergen Corp.                         7,500         421,125
 Amylin Pharmaceuticals, Inc.*                   5,000         111,100
 Biovail Corp. - ADR*                           11,500         247,135
 Caremark Rx, Inc.*                             19,000         481,270
 Cephalon, Inc.*                                 9,900         479,259
 Express Scripts, Inc.*                          7,000         465,010
 Forest Laboratories, Inc.*                      9,000         556,200
 Gilead Sciences, Inc.*                         19,000       1,107,320
 Medco Health Solutions, Inc.*                  13,000         441,870
 Neurocrine Biosciences, Inc.*                   8,500         463,590
 Omnicare, Inc.                                 17,000         686,630

REAL ESTATE - 0.7%
 Jones Lang LaSalle, Inc.*                      26,000         538,980
 Trammell Crow Co.*                             32,200         426,650

RETAIL - 9.0%
 99 Cents Only Stores*                          14,500         394,835
 Autozone, Inc.*                                 5,000         426,050
 Bed Bath & Beyond, Inc.*                       25,000       1,083,750
 Cheesecake Factory/The*                        11,000         484,440
 CVS Corp.                                      13,500         487,620
 Dollar General Corp.                           36,926         775,077
 Dollar Tree Stores, Inc.*                      18,750         563,813
 Duane Reade, Inc.*                             26,500         448,380
 Family Dollar Stores                           24,000         861,120
 Kohl's Corp.*                                   6,600         296,604
 Men's Wearhouse, Inc.*                         14,225         355,767
 Petsmart, Inc.                                 20,000         476,000
 Ross Stores, Inc.                              48,000       1,270,080
 Ruby Tuesday, Inc.                             16,500         470,085
 Staples, Inc.*                                 17,000         464,100
 Starbucks Corp.*                               31,000       1,027,960
 Tiffany & Co.                                  25,000       1,130,000
 TJX Cos., Inc.                                 47,000       1,036,350
 Williams-Sonoma, Inc.*                         29,500       1,025,715

SEMICONDUCTORS - 7.0%
 Altera Corp.*                                  40,200         910,530
 Analog Devices, Inc.*                          17,000         776,050
 Broadcom Corp.*                                24,000         816,480
 Intersil Corp.                                 16,000         397,600
 Kla-Tencor Corp.*                              13,600         796,144
 Lam Research Corp.*                             8,000         258,400
 Linear Technology Corp.                        20,500         862,435
 Marvell Technology Grp. - ADR*                 10,000         379,300
 Maxim Integrated Products                      17,000         842,860
 Microchip Technology, Inc.                     27,557         919,577
 Microsemi Corp.*                               11,500         281,865
 National Semiconductor Corp.*                  18,000         709,380
 Novellus Systems, Inc.*                        11,000         462,550
 QLogic Corp.*                                   8,000         412,560
 Semtech Corp.*                                 15,000         341,400
 Xilinx, Inc.*                                  26,200       1,014,726

SOFTWARE - 6.8%
 Adobe Systems, Inc.                            19,000         742,520
 Barra, Inc.*                                    9,500         337,915
 BEA Systems, Inc.*                             14,500         178,350
 BMC Software, Inc.*                            18,700         348,755
 Certegy, Inc.                                  17,100         560,880
 Cognos, Inc. - ADR*                            14,000         428,540
 Electronic Arts, Inc.*                         24,000       1,144,320
 Fiserv, Inc.*                                  12,000         474,480
 IMS Health, Inc.                               22,088         549,108
 Intuit, Inc.*                                  16,600         877,476
 Mercury Interactive Corp.*                     14,000         680,960
 National Instruments Corp.                      9,500         431,965
 Netiq Corp.*                                   23,372         309,679
 Peoplesoft, Inc.*                              17,000         387,430
 Red Hat, Inc.*                                 37,000         694,490
 SEI Investments Co.                            17,000         517,990
 Siebel Systems, Inc.*                          37,000         515,040
 Veritas Software Corp.*                        18,050         668,211

TELECOMMUNICATIONS - 0.7%
 Crown Castle International Co*                  8,000          88,240
 JDS Uniphase Corp.*                           126,420         460,169
 Rogers Wireless, Inc. - ADR*                   21,000         449,400



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
----------------------------------------------------------------------


                                            Principal/
Common Stock and Repurchase Agreeement      Shares      Value
----------------------------------------    ----------  --------------
TEXTILES - 0.7%
 Cintas Corp.                                   20,000  $    1,002,000

TOYS/GAMES/HOBBIES - 0.4%
 Mattel, Inc.                                   27,625         532,334

TRANSPORTATION - 2.0%
 CH Robinson Worldwide, Inc.                    17,500         663,425
 Expeditors Int'l. Washington                   25,000         941,500
 Landstar System, Inc.*                         12,000         456,480
 UTI Worldwide, Inc.                            22,500         850,726

TOTAL COMMON STOCK - 99.9%
 (Cost $94,334,218)                                     $  145,289,043

REPURCHASE AGREEMENT - 0.3%
 Fifth Third Bank, .65%, 1/2/04,
 dated 12/31/03, with maturity value of
 $415,434 (Collateralized by $418,233
 Fannie Mae obligation, 5.50%,
 3/1/29, market value $427,882)            $   415,419         415,419
                                                        --------------
TOTAL INVESTMENTS IN SECURITIES - 100.2%
 (Cost $94,749,637)                                        145,704,462

OTHER ASSETS LESS LIABILITIES - (.2%)                         (222,690)
                                                        --------------
TOTAL NET ASSETS - 100.0%                               $  145,481,772
                                                        ==============


*Securities are non-income producing
ADR - American Depositary Receipt


See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------


                                            S & P
                                            Credit
                                            Rating                                Principal
Fixed Income Securities                     (Unaudited) Coupon    Maturity        Amount         Value
-------------------------------------       ----------  ------    ----------     -----------    -------------
AEROSPACE / DEFENSE - 0.8%
 Goodrich Corp.                             BBB-         6.450    04/15/2008     $   500,000    $     548,896
 Goodrich Corp.                             BBB-         6.800    02/01/2018         250,000          273,554
 Lockheed Martin Corp.                      BBB          7.650    05/01/2016         500,000          607,459

AUTO MANUFACTURERS - 1.6%
 DaimlerChrysler                            BBB          7.750    01/18/2011       1,000,000        1,143,558
 Ford Motor Co.                             BBB-         6.500    08/01/2018         500,000          489,848
 General Motors Corp.                       BBB          7.700    04/15/2016       1,000,000        1,114,658

AUTO PARTS & EQUIPMENT - 1.2%
 Meritor Automotive, Inc.                   BB+          6.800    02/15/2009       1,000,000        1,050,000
 Northrop Grumman                           BBB          6.250    01/15/2010       1,000,000        1,060,161

BANKS - 11.5%
 ABN Amro Bank NV                           A+           7.300    12/01/2026       1,000,000        1,057,831
 Bank of America Corp.                      A            7.800    09/15/2016       1,000,000        1,219,991
 Bank of New York Co., Inc.                 A            4.600    06/15/2018       1,000,000          908,885
 Bank One Corp.                             A-           7.625    10/15/2026       1,250,000        1,509,148
 Bankers Trust Corp.                        A            7.500    11/15/2015       1,000,000        1,176,523
 Barclays Bank Plc                          AA-          7.400    12/15/2009       1,000,000        1,172,031
 Chase Capital I                            A-           7.670    12/01/2026       1,000,000        1,101,171
 Citicorp                                   A+           7.250    10/15/2011       1,000,000        1,163,194
 Comerica Bank                              A-           8.375    07/15/2024         800,000          947,523
 Dresdner Bank AG                           A-           7.250    09/15/2015       1,000,000        1,148,342
 First Union Instit. Capital II             BBB+         7.850    01/01/2027       1,000,000        1,129,804
 HSBC America Capital Trust II*             A-           8.380    05/15/2027       1,000,000        1,161,065
 Mellon Capital II                          A-           7.995    01/15/2027       1,000,000        1,140,314
 National City Corp.                        A-           6.875    05/15/2019       1,000,000        1,154,331
 Regions Financial Corp.                    A-           7.750    09/15/2024         869,000        1,049,864
 Royal Bank of Scotland Group               A+           6.375    02/01/2011       1,113,000        1,240,765
 Santander Financial Issuances              A-           6.375    02/15/2011         750,000          831,750
 Swiss Bank Corp.                           AA           7.375    07/15/2015       1,000,000        1,200,134



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------


                                            S & P
                                            Credit
                                            Rating                                Principal
Fixed Income Securities                     (Unaudited) Coupon    Maturity        Amount         Value
-------------------------------------       ----------  ------    ----------     -----------    -------------
BEVERAGES - 0.6%
 Anheuser-Busch Cos., Inc.                  A+           7.125    07/01/2017     $ 1,000,000    $   1,137,715

BUILDING MATERIALS - 0.8%
 Masco Corp.                                BBB+         6.625    04/15/2018       1,250,000        1,377,998

CHEMICALS - 0.7%
 Eastman Chemical Co.                       BBB          7.250    01/15/2024       1,250,000        1,328,014

COMMERCIAL SERVICES - 1.4%
 Hertz Corp.                                BBB-         6.625    05/15/2008         250,000          260,844
 United Rentals North America*              B+           7.750    11/15/2013       1,000,000        1,021,250
 Valassis Communications, Inc.              BBB-         6.625    01/15/2009       1,050,000        1,138,182

COMPUTERS - 2.2%
 Computer Sciences Corp.                    A            5.000    02/15/2013         950,000          961,042
 Electronic Data Systems Corp.              BBB          7.125    10/15/2009       1,159,000        1,237,233
 Sun Microsystems, Inc.                     BBB          7.650    08/15/2009         500,000          569,410
 Unisys Corp.                               BB+          6.875    03/15/2010       1,000,000        1,082,500

COSMETICS/PERSONAL CARE - 0.6%
 Kimberly-Clark Corp.                       AA-          6.250    07/15/2018       1,000,000        1,123,550

DIVERSIFIED FINANCIAL SERVICES - 8.5%
 Associates Corp. of N. America             AA-          6.950    11/01/2018       1,000,000        1,149,193
 Bear Stearns Cos., Inc./The                A            4.650    07/02/2018       1,000,000          913,967
 Capital One Bank                           BB+          6.500    06/13/2013       1,250,000        1,310,516
 Gabelli Asset Management                   BBB          5.500    05/15/2013       1,000,000          969,410
 General Electric Capital Corp.             AAA          6.000    06/15/2012       1,000,000        1,084,453
 Goldman Sachs Group, Inc.                  A+           6.600    01/15/2012       1,000,000        1,117,530
 Household Finance Corp.                    A            6.375    08/01/2010       1,000,000        1,106,409
 Janus Capital Group, Inc.                  BBB+         7.000    11/01/2006       1,000,000        1,092,643
 Jefferies Group, Inc.                      BBB          7.750    03/15/2012       1,000,000        1,118,685
 JP Morgan Chase & Co.                      A            6.625    03/15/2012         500,000          558,556
 Lehman Brothers Holdings, Inc.             A            8.500    08/01/2015       1,000,000        1,237,018
 MBNA Corp.                                 BBB          7.500    03/15/2012       1,000,000        1,161,833
 Merrill Lynch & Co., Inc.                  A+           6.875    11/15/2018       1,000,000        1,151,527
 Morgan Stanley Group, Inc.                 A+           7.250    10/15/2023       1,000,000        1,036,390



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------



                                            S & P
                                            Credit
                                            Rating                                Principal
Fixed Income Securities                     (Unaudited) Coupon    Maturity        Amount         Value
--------------------------------------      ----------  ------    ----------     -----------    -------------
ELECTRIC - 6.6%
 Commonwealth Edison Co.                    BBB+         6.950    07/15/2018     $ 1,000,000    $   1,131,243
 Constellation Energy Grp., Inc             BBB+         7.600    04/01/2032       1,000,000        1,170,394
 Dominion Resources, Inc.                   BBB+         6.300    03/15/2033       1,000,000        1,013,031
 Duke Energy Corp.                          BBB+         6.000    12/01/2028       1,250,000        1,216,549
 Hydro Quebec                               AAA          8.400    01/15/2022         300,000          395,300
 Jersey Central Power & Light               BBB          6.750    11/01/2025         500,000          490,528
 Ohio Power Co.                             BBB          6.375    07/15/2033       1,000,000          999,924
 Oklahoma Gas & Electric                    BBB+         7.300    10/15/2025         850,000          892,313
 Pepco Holdings, Inc.                       BBB          7.450    08/15/2032       1,000,000        1,140,343
 Potomac Electric Power                     A-           7.375    09/15/2025         500,000          533,287
 Public Service Electric & Gas              A-           7.000    09/01/2024       1,000,000        1,023,347
 Reliant Energy HL&P                        BBB          9.150    03/15/2021         500,000          667,416
 Southern Power Co.*                        BBB+         4.875    07/15/2015       1,000,000          953,093

ELECTRONICS - 1.6%
 Flextronics                                BB-          6.500    05/15/2013       1,250,000        1,293,750
 Koninklijke Philips Electronic             BBB+         7.250    08/15/2013         500,000          576,178
 Thomas & Betts Corp.                       BBB-         7.250    06/01/2013       1,000,000        1,030,000

FOOD - 1.2%
 Archer-Daniels-Midland Co.                 A+           7.125    03/01/2013       1,000,000        1,169,689
 Winn-Dixie Stores, Inc.                    BB           8.875    04/01/2008       1,000,000        1,015,000

FOREST PRODUCTS & PAPER - 2.4%
 Champion International Corp.               BBB          7.350    11/01/2025       1,000,000        1,108,237
 Georgia-Pacific Corp.                      BB+          9.375    02/01/2013       1,000,000        1,150,000
 Tembec Industries, Inc.                    BB           8.500    02/01/2011       1,000,000        1,035,000
 Weyerhaeuser Co.                           BBB          6.950    08/01/2017         955,000        1,036,886

HEALTHCARE-SERVICES - 0.5%
 Radiologix, Inc.                           B           10.500    12/15/2008         900,000          900,000



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------



                                            S & P
                                            Credit
                                            Rating                                Principal
Fixed Income Securities                     (Unaudited) Coupon    Maturity        Amount         Value
--------------------------------------      ----------  ------    ----------     -----------    -------------
HOLDING COMPANIES-DIVERSIFIED - 0.7%
 Leucadia National Corp.*                   BBB-         7.000    08/15/2013     $ 1,250,000    $   1,250,000

HOME BUILDERS - 1.9%
 Beazer Homes USA, Inc.                     BB           8.375    04/15/2012         500,000          551,250
 DR Horton, Inc.                            BB           8.000    02/01/2009         750,000          847,500
 K Hovnanian Enterprises, Inc.              B+           8.875    04/01/2012       1,000,000        1,100,000
 KB Home                                    BB-          9.500    02/15/2011         750,000          836,250

INSURANCE - 5.7%
 Allstate Corp./The                         A+           7.500    06/15/2013       1,000,000        1,185,818
 American General Corp.                     AAA          7.500    07/15/2025       1,000,000        1,189,365
 Cigna Corp.                                BBB          7.875    05/15/2027       1,000,000        1,155,504
 Lincoln National Corp.                     A-           7.000    03/15/2018         891,000        1,029,218
 Lion Connecticut Holdings, Inc             A+           7.250    08/15/2023       1,000,000        1,096,466
 Loews Corp.                                A            8.875    04/15/2011       1,000,000        1,193,357
 MBIA, Inc.                                 AA           9.375    02/15/2011         750,000          977,459
 Transamerica Capital II*                   A-           7.650    12/01/2026       1,000,000        1,075,703
 Travelers Property Casualty                A-           7.750    04/15/2026       1,000,000        1,204,965

INVESTMENT COMPANIES - 0.6%
 Credit Suisse First Boston USA             A+           6.125    11/15/2011       1,000,000        1,088,732

LEISURE TIME - 0.8%
 Royal Carribean Cruises Ltd.               BB+          8.750    02/02/2011       1,250,000        1,412,500

LODGING - 3.2%
 Aztar Corp.                                B+           9.000    08/15/2011       1,000,000        1,097,499
 Boyd Gaming Corp.                          B+           7.750    12/15/2012       1,010,000        1,080,700
 HMH Properties, Inc.                       B+           8.450    12/01/2008         327,000          340,898
 Mandalay Resort Group                      BB+          6.450    02/01/2006         500,000          521,250
 Mandalay Resort Group                      BB-         10.250    08/01/2007         500,000          577,500
 Mirage Resorts, Inc.                       BB+          7.250    08/01/2017       1,500,000        1,515,000
 Park Place Entertainment Corp.             BB-          9.375    02/15/2007         500,000          566,250

MACHINERY-DIVERSIFIED - 0.7%
 Deere & Co.                                A-           8.950    06/15/2019       1,000,000        1,233,704




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------



                                            S & P
                                            Credit
                                            Rating                                Principal
Fixed Income Securities                     (Unaudited) Coupon    Maturity        Amount         Value
-------------------------------------       ----------  ------    ----------     -----------    -------------
MEDIA - 4.6%
 ABC, Inc.                                  BBB+         8.750    08/15/2021     $ 1,242,000    $   1,519,155
 Comcast Cable Communications               BBB          8.875    05/01/2017       1,000,000        1,286,491
 COX Communications, Inc.                   BBB          6.400    08/01/2008         700,000          768,583
 CSC Holdings, Inc.                         BB-          7.625    04/01/2011       1,000,000        1,052,500
 Echostar DBS Corp.                         BB-          9.375    02/01/2009       1,000,000        1,051,250
 Knight-Ridder, Inc.                        A            9.875    04/15/2009          50,000           64,061
 News America Holdings                      BBB-         8.000    10/17/2016       1,000,000        1,214,821
 Time Warner Cos., Inc.                     BBB+         7.250    10/15/2017       1,000,000        1,137,876

MINING - 1.0%
 Alcoa, Inc.                                A-           6.500    06/15/2018       1,000,000        1,129,751
 Placer Dome, Inc.                          BBB+         7.750    06/15/2015         500,000          601,057

MISCELLANEOUS MANUFACTURING - 0.9%
 Eaton Corp.                                A-           8.100    08/15/2022         500,000          610,931
 Norsk Hydro ASA                            A            9.000    04/15/2012         750,000          947,504

MORTGAGE BACKED - 3.0%
 Ginnie Mae                                 AAA          5.500    03/20/2033       1,235,696        1,254,079
 Ginnie Mae                                 AAA          5.500    07/20/2033       1,490,121        1,512,290
 Ginnie Mae                                 AAA          5.500    07/20/2033         973,151          987,629
 Ginnie Mae                                 AAA          5.500    09/20/2033       1,485,692        1,507,795

OIL & GAS - 7.1%
 Burlington Resources, Inc.                 BBB+         8.200    03/15/2025         750,000          937,909
 ConocoPhillips                             A-           7.125    03/15/2028       1,000,000        1,061,398
 Forest Oil Corp.                           BB           8.000    06/15/2008         750,000          817,500
 Husky Oil Co.                              BBB          7.550    11/15/2016         895,000        1,059,442
 Kerr-McGee Corp.                           BBB          7.000    11/01/2011         700,000          701,605
 Louisiana Land & Exploration               BBB+         7.650    12/01/2023         750,000          838,266
 Noble Drilling Corp.                       A-           7.500    03/15/2019       1,000,000        1,164,826
 Ocean Energy, Inc.                         BBB-         7.500    09/15/2027       1,000,000        1,121,212
 Parker Drilling Co.                        B-          10.125    11/15/2009         850,000          901,000
 Pride International, Inc.                  BB           9.375    05/01/2007         404,000          416,120
 Tesoro Petroleum Corp.                     B            9.000    07/01/2008         500,000          518,750
 Transocean, Inc.                           A-           7.375    04/15/2018       1,000,000        1,156,804
 Union Pacific Resources Group              BBB+         7.150    05/15/2028       1,000,000        1,126,681
 USX Corp.                                  BBB+         9.375    05/15/2022         625,000          820,988

PHARMACEUTICALS - 0.6%
 Wyeth                                      A            6.450    02/01/2024       1,000,000        1,024,805



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------



                                            S & P
                                            Credit
                                            Rating                                Principal
Fixed Income Securities                     (Unaudited) Coupon    Maturity        Amount         Value
----------------------------------          ----------  ------    ----------     -----------    -------------
PIPELINES - 0.3%
 Columbia Energy Group                      BBB          7.320    11/28/2010     $   500,000    $     542,042

RETAIL - 3.7%
 Autozone, Inc.                             BBB+         5.500    11/15/2015       1,250,000        1,241,284
 Darden Restaurants, Inc.                   BBB+         7.125    02/01/2016       1,000,000        1,150,508
 May Department Stores Co./The              BBB+         8.300    07/15/2026       1,000,000        1,099,078
 McDonald's Corp.                           A-           7.310    09/15/2027       1,000,000        1,068,334
 Michaels Stores, Inc.                      BB+          9.250    07/01/2009         800,000          883,000
 Toys R US, Inc.                            BBB-         7.875    04/15/2013       1,000,000        1,075,750

SAVINGS & LOANS - 0.7%
 Washington Mutual, Inc.                    BBB          8.250    04/01/2010       1,000,000        1,202,426

SEMICONDUCTORS - 0.6%
 Applied Materials, Inc.                    A-           7.125    10/15/2017       1,000,000        1,163,250

SHIP BUILDING - 0.6%
 Ship Finance International Ltd*            B            8.500    12/15/2013       1,000,000          990,000

TELECOMMUNICATIONS - 6.4%
 Bell Canada                                A            9.500    10/15/2010       1,000,000        1,241,923
 Bellsouth Capital Funding                  A+           7.875    02/15/2030       1,000,000        1,213,403
 Deutsche Telekom International             BBB+         8.500    06/15/2010         750,000          906,837
 GCI, Inc.                                  B+           9.750    08/01/2007       1,000,000        1,030,000
 GTE Corp.                                  A+           6.840    04/15/2018       1,000,000        1,093,483
 Mastec, Inc.                               B+           7.750    02/01/2008         875,000          883,750
 Motorola, Inc.                             BBB          7.625    11/15/2010         500,000          574,650
 New York Telephone Co.                     A+           7.250    02/15/2024         500,000          517,091
 Nextel Communications, Inc.                B+           9.375    11/15/2009       1,000,000        1,090,000
 Rogers Cantel, Inc.                        BB-          8.800    10/01/2007         500,000          513,750
 Southwestern Bell Telephone                A+           6.625    09/01/2024       1,000,000        1,023,970
 Sprint Corp.-FON Group                     BBB-         9.250    04/15/2022       1,000,000        1,214,491

TRANSPORTATION - 2.3%
 Burlington Northern, Inc.                  BBB+         8.750    02/25/2022         500,000          644,100
 FedEx Corp.                                BBB+         8.760    05/22/2015         750,000          893,745
 Gulfmark Offshore, Inc.                    BB-          8.750    06/01/2008         750,000          776,250
 Stagecoach Group Plc                       BBB-         8.625    11/15/2009         500,000          575,000
 Teekay Shipping Corp.                      BB-          8.875    07/15/2011       1,000,000        1,135,000



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------



                                            S & P
                                            Credit
Fixed Income Securities and                 Rating                                Principal
Repurchase Agreement                        (Unaudited) Coupon    Maturity        Amount         Value
-------------------------------------       ----------  ------    ----------     -----------    -------------
TRUCKING & LEASING - 0.7%
 Interpool, Inc.                            B+           7.350    08/01/2007     $ 1,250,000    $   1,201,563

U.S. GOVERNMENT - 1.7%
 U.S. Treasury                                           4.000    11/15/2012       1,000,000          989,063
 U.S. Treasury                                           5.375    02/15/2031       2,000,000        2,083,750

U.S. GOVERNMENT AGENCIES- 7.2%
 Fannie Mae                                 AAA          5.400    05/14/2018       1,500,000        1,492,500
 Fannie Mae                                 AAA          5.660    08/06/2018       1,000,000        1,007,500
 Federal Home Loan Bank System              AAA          6.000    09/11/2017       1,000,000        1,000,000
 Federal Home Loan Bank System              AAA          6.000    11/06/2017       2,000,000        2,000,000
 Federal Home Loan Bank System              AAA          5.730    02/20/2018       2,000,000        2,005,625
 Federal Home Loan Bank System              AAA          5.400    05/21/2018       1,000,000          992,813
 Federal Home Loan Bank System              AAA          5.000    05/25/2018       1,000,000          972,188
 Federal Home Loan Bank System              AAA          5.080    07/16/2018       1,000,000          967,188
 Freddie Mac                                AAA          5.000    03/27/2018       2,500,000        2,441,115
                                                                                                 ------------
TOTAL FIXED-INCOME SECURITIES - 97.2%
 (Cost $163,511,634)                                                                              172,124,563

REPURCHASE AGREEMENT - 1.1%
 Fifth Third Bank, .65%, 1/2/04,
 dated 12/31/03, with maturity value of
 $1,906,062 (Collateralized by $1,930,897
 Freddie Mac obligation, 5.5%,
 5/1/33, market value $1,963,173)                                                  1,905,993        1,905,993
                                                                                                 ------------
TOTAL INVESTMENTS IN SECURITIES - 98.3%
 (Cost $165,417,627)                                                                              174,030,556

OTHER ASSETS LESS LIABILITIES - 1.7%                                                                2,991,451
                                                                                                 ------------
TOTAL NET ASSETS - 100.0%                                                                       $ 177,022,007
                                                                                                 ============


* Security exempt from registration under Rule
144A of the Securities Act of 1933


See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
-------------------------------------------------------




Common Stock                                  Shares     Value
-----------------------------------           ---------  -------------
ADVERTISING - 0.6%
 Harte-Hanks, Inc.                               13,000  $     282,750
 Lamar Advertising Co.*                           7,200        268,704
 Omnicom Group                                   10,000        873,300
 WPP Group Plc - ADR                              7,089        349,488

AEROSPACE / DEFENSE - 0.8%
 Boeing Co./The                                  16,640        701,210
 General Dynamics Corp.                           5,700        515,223
 Lockheed Martin Corp.                            8,000        411,200
 Rockwell Collins, Inc.                          10,200        306,306
 United Technologies Corp.                        5,900        559,143

AGRICULTURE - 0.9%
 Altria Group, Inc.                              36,900      2,008,098
 Delta & Pine Land Co.                            8,500        215,900
 UST, Inc.                                       15,500        553,195

AIRLINES - 0.1%
 Southwest Airlines Co.                          21,000        338,940

APPAREL - 0.1%
 Coach, Inc.*                                     9,500        358,625

BANKS - 4.8%
 Bank of America Corp.                           24,813      1,995,710
 Bank of New York Co., Inc./The                  41,800      1,384,416
 Bank One Corp.                                   7,000        319,130
 BB&T Corp.                                       7,000        270,480
 Boston Private Financial Holdings               11,000        273,240
 City National Corp.                              4,100        254,692
 Community First Bankshares                       8,500        245,990
 Fifth Third Bancorp                             11,000        650,100
 First Tennessee National Corp.                   6,000        264,600
 FleetBoston Financial Corp.                     18,516        808,223
 Investors Fin. Services Corp.                   13,000        499,330
 M&T Bank Corp.                                   4,000        393,200
 Mellon Financial Corp.                          29,800        956,878
 Mercantile Bankshares Corp.                      7,000        319,060
 Northern Trust Corp.                             7,400        343,286
 North Fork Bancorporation Inc.                   4,000        161,880
 Silicon Valley Bancshares*                       9,500        342,665
 State Street Corp.                               6,300        328,104
 SunTrust Banks, Inc.                             4,000        286,000
 Synovus Financial Corp.                          7,500        216,900
 UCBH Holdings, Inc.                             10,500        408,975
 US Bancorp                                      31,228        929,970
 Wells Fargo & Co.                               37,930      2,233,698
 Wilmington Trust Corp.                           8,500        306,000

BEVERAGES - 1.2%
 Anheuser-Busch Cos., Inc.                        9,500        500,460
 Brown-Forman Corp.                               4,000        373,800
 Coca-Cola Co./The                               25,500      1,294,125
 Cott Corp. - ADR*                                2,000         56,020
 Diageo Plc - ADR                                 6,800        359,448
 PepsiCo, Inc.                                   21,100        983,682

BIOTECHNOLOGY - 0.8%
 Amgen, Inc.*                                     3,000        185,370
 Biogen Idec, Inc.*                               8,500        311,950
 Diversa Corp.*                                  10,000         92,500
 Genzyme Corp.*                                   4,000        197,160
 Human Genome Sciences, Inc.*                    10,300        136,475
 Integra LifeSciences Hldgs.*                     5,500        157,630
 Invitrogen Corp.*                                6,000        419,460
 Medimmune, Inc.*                                 7,100        180,198
 Millennium Pharmaceuticals*                     11,000        205,150
 Millipore Corp.*                                 6,000        258,300
 Nektar Therapeutics*                             6,500         88,465
 Protein Design Labs, Inc.*                      11,000        196,900
 Vertex Pharmaceuticals, Inc.*                    9,050         92,582

CHEMICALS - 1.5%
 Dow Chemical Co./The                            22,983        955,403
 EI Du Pont de Nemours & Co.                     13,000        596,570
 Ecolab, Inc.                                    14,100        385,917
 Engelhard Corp.                                 10,000        299,500
 Ferro Corp.                                     13,500        367,335
 Praxair, Inc.                                   11,000        420,200
 Rohm & Haas Co.                                 10,000        427,100
 Sherwin-Williams Co./The                         9,000        312,660
 Sigma-Aldrich Corp.                              3,500        200,130
 Symyx Technologies*                              5,800        119,190
 Valspar Corp.                                    6,600        326,172



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
-------------------------------------------------------





Common Stock                                  Shares     Value
----------------------------------------      ---------  -------------
COMMERCIAL SERVICES - 2.0%
 Apollo Group, Inc.*                              8,500  $     576,385
 Career Education Corp.*                          7,000        281,750
 ChoicePoint, Inc.*                              11,166        425,313
 Concord EFS, Inc.*                              18,500        274,540
 Corinthian Colleges, Inc.*                       4,500        249,795
 Corporate Executive Board Co.*                   5,000        233,350
 DeVry, Inc.*                                    12,200        306,586
 Education Management Corp.*                      9,000        279,360
 Equifax, Inc.                                    9,000        220,500
 Hewitt Associates, Inc.*                         7,000        209,300
 Iron Mountain, Inc.*                             8,250        326,205
 ITT Educational Services, Inc*                   7,400        347,578
 Manpower, Inc.                                   7,500        353,100
 McKesson Corp.                                   9,500        305,520
 Moody's Corp.                                   10,700        647,885
 Paychex, Inc.                                    7,593        282,460
 Robert Half Int'l., Inc.*                       11,500        268,410
 University of Phoenix Online*                    1,000         68,920
 Valassis Communications, Inc.*                   4,000        117,400
 Viad Corp.                                       8,400        210,000

COMPUTERS - 1.5%
 Affiliated Computer Services*                    6,000        326,760
 BISYS Group, Inc./The*                          15,000        223,200
 Cadence Design Systems, Inc.*                   10,700        192,386
 Cognizant Tech. Solutions*                       2,484        113,370
 Dell, Inc.*                                      8,500        288,830
 Diebold, Inc.                                    4,400        237,028
 DST Systems, Inc.*                               6,000        250,560
 Factset Research Systems, Inc.                   7,500        286,575
 IBM Corp.                                       17,500      1,621,900
 Lexmark International, Inc.*                     3,000        235,920
 Mercury Computer Systems Inc.*                   8,500        211,650
 Network Appliance, Inc.*                         7,100        145,124
 SunGard Data Systems, Inc.*                     10,000        277,100
 Synopsys, Inc.*                                  6,000        203,160

COSMETICS/PERSONAL CARE - 1.1%
 Avon Products, Inc.                              6,000        404,940
 Colgate-Palmolive Co.                            5,500        275,275
 Estee Lauder Cos., Inc./The                      5,500        215,930
 Gillette Co./The                                14,000        514,220
 Kimberly-Clark Corp.                            14,000        827,260
 Procter & Gamble Co.                            11,000      1,098,680

DISTRIBUTION/WHOLESALE - 0.1%
 CDW Corp.                                        4,500        259,920

DIVERSIFIED FINANCIAL SERVICES - 3.6%
 AG Edwards, Inc.                                 7,000        253,610
 American Express Co.                            15,000        723,450
 Amvescap Plc - ADR                               9,750        143,715
 Capital One Financial Corp.                      2,500        153,225
 Charles Schwab Corp./The                        17,837        211,190
 Citigroup, Inc.                                 58,044      2,817,456
 Countrywide Financial Corp.                      4,666        353,916
 Eaton Vance Corp.                               11,000        403,040
 Federated Investors, Inc.                       11,500        337,640
 Franklin Resources, Inc.                         9,400        489,364
 Goldman Sachs Group, Inc.                        7,200        710,856
 Janus Capital Group, Inc.                        9,000        147,690
 JP Morgan Chase & Co.                           30,070      1,104,471
 LaBranche & Co., Inc.*                           8,600        100,362
 Legg Mason, Inc.                                 5,600        432,208
 Lehman Brothers Holdings, Inc.                   2,133        164,710
 Merrill Lynch & Co., Inc.                       11,800        692,070
 Morgan Stanley                                  13,000        752,310
 Raymond James Financial, Inc.                    6,000        226,200
 SLM Corp.                                        9,000        339,120
 Waddell & Reed Financial, Inc.                  10,000        234,600




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
-------------------------------------------------------




Common Stock                                  Shares     Value
------------------------------------------    ---------  -------------
ELECTRIC - 1.4%
 Consolidated Edison, Inc.                        8,400  $     361,284
 Dominion Resources, Inc.                         6,000        382,980
 Duke Energy Corp.                               17,500        357,875
 Entergy Corp.                                    7,000        399,910
 Exelon Corp.                                    10,625        705,075
 FirstEnergy Corp.                                6,888        242,458
 FPL Group, Inc.                                  4,000        261,680
 Hawaiian Electric Industries                     7,100        336,327
 Pinnacle West Capital Corp.                      9,100        364,182
 Progress Energy, Inc.                            7,000        316,820
 Southern Co./The                                14,000        423,500

ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
 Belden, Inc.                                    17,000        358,530
 Emerson Electric Co.                            13,500        874,125
 Littlefuse, Inc.*                                7,500        216,150
 Molex, Inc.                                      7,160        209,860

ELECTRONICS - 0.5%
 Applera Corp. - Applied Biosys                   6,000        124,260
 AVX Corp.                                       19,500        324,090
 Jabil Circuit, Inc.*                             4,500        127,350
 Mettler Toledo Int'l., Inc.*                     3,000        126,630
 Symbol Technologies, Inc.                       15,187        256,508
 Technitrol, Inc.*                                7,500        155,550
 Waters Corp.*                                    7,000        232,120

ENTERTAINMENT - 0.1%
 Alliance Gaming Corp.*                           3,000         73,950
 International Game Technology                   10,000        357,000

ENVIRONMENTAL CONTROL - 0.2%
 Waste Management, Inc.                          15,000        444,000

FOOD - 0.7%
 General Mills, Inc.                             14,800        670,440
 Hershey Foods Corp.                              5,800        446,542
 Kellogg Co.                                      7,000        266,560
 Tootsie Roll Industries, Inc.                    8,014        288,504
 WM Wrigley Jr. Co.                               6,000        337,260

FOREST PRODUCTS & PAPER - 0.3%
 International Paper Co.                         13,000        560,430
 Weyerhaeuser Co.                                 6,400        409,600

HAND/MACHINE TOOLS - 0.0%
 Franklin Electric Co., Inc.                        500         30,245

HEALTHCARE-PRODUCTS - 2.4%
 Apogent Technologies, Inc.*                      7,000        161,280
 Arthrocare Corp.*                                9,800        240,100
 Bausch & Lomb, Inc.                              6,800        352,920
 Baxter International, Inc.                      15,500        473,060
 Biomet, Inc.                                    13,250        479,915
 CR Bard, Inc.                                    4,000        325,000
 Dentsply International, Inc.                     5,500        247,500
 Guidant Corp.                                    7,500        451,500
 Henry Schein, Inc.*                              5,500        372,185
 Hillenbrand Industries, Inc.                     5,500        341,330
 Johnson & Johnson                               15,500        800,730
 Medtronic, Inc.                                  2,500        121,525
 Patterson Dental Co.*                            6,000        383,940
 Resmed, Inc.*                                    4,600        191,084
 Respironics, Inc.*                               5,000        226,050
 St. Jude Medical, Inc.*                          6,000        368,100
 Stryker Corp.                                    6,200        527,062
 Techne Corp.*                                    6,000        227,040
 Varian Medical Systems, Inc.*                    4,500        310,950
 Zimmer Holdings, Inc.*                           6,000        422,400

HEALTHCARE-SERVICES - 1.1%
 Anthem, Inc.*                                    4,300        322,500
 Coventry Health Care, Inc.*                      6,000        386,940
 DaVita, Inc.*                                    7,000        273,000
 Health Management Assoc., Inc.                   7,200        172,800
 Laboratory Corp. of America*                     6,800        251,260
 Lincare Holdings, Inc.*                          9,000        270,720
 Mid Atlantic Medical Services*                   3,500        226,800
 Quest Diagnostics                                4,094        299,312
 Renal Care Group, Inc.*                          6,500        267,800
 UnitedHealth Group, Inc.                         2,000        116,360
 WellChoice, Inc.*                                7,400        255,300
 WellPoint Health Networks*                       5,100        493,935



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
-------------------------------------------------------




Common Stock                                  Shares     Value
---------------------------------------       ---------  -------------
HOME BUILDERS - 0.2%
 Lennar Corp.                                     4,500  $     432,000
 Winnebago Industries                             3,000        206,250

HOUSEHOLD PRODUCTS/WARES - 0.3%
 Avery Dennison Corp.                             3,700        207,274
 Clorox Co.                                       5,500        267,080
 Jarden Corp.*                                   11,550        315,777

INSURANCE - 3.2%
 Aflac, Inc.                                     15,600        564,408
 AMBAC Financial Group, Inc.                      7,300        506,547
 American International Group                    28,580      1,894,282
 Arch Capital Group Ltd.*                         1,000         39,860
 Arthur J Gallagher & Co.                         6,500        211,185
 Brown & Brown, Inc.                              2,000         65,220
 Cincinnati Financial Corp.                       7,000        292,250
 Hartford Financial Svcs. Grp.                    4,000        236,120
 Jefferson-Pilot Corp.                            7,200        364,680
 Markel Corp.*                                      700        177,457
 Marsh & McLennan Cos., Inc.                     30,200      1,446,278
 MBIA, Inc.                                      10,750        636,723
 MGIC Investment Corp.                            6,800        387,192
 PMI Group, Inc./The                              5,000        186,150
 Progressive Corp./The                            6,000        501,540
 Protective Life Corp.                           11,500        389,160
 Radian Group, Inc.                               8,400        409,500
 RenaissanceRe Holdings Ltd. - ADR                7,200        353,160
 Travelers Property Casualty                     24,000        407,280
 Triad Guaranty, Inc.*                            5,000        251,750
 Willis Group Holdings Ltd.                       8,500        289,595

INTERNET - 1.0%
 Check Point Software - ADR*                      9,000        151,740
 eBay, Inc.*                                      6,800        439,348
 InterActiveCorp*                                12,000        407,160
 Internet Security Systems*                       9,400        177,002
 Monster Worldwide, Inc.*                        10,500        230,580
 Network Associates, Inc.*                       12,500        188,000
 Symantec Corp.*                                 18,000        621,000
 VeriSign, Inc.*                                 14,500        236,350
 Yahoo!, Inc.*                                   10,000        450,300

IRON/STEEL - 0.2%
 Nucor Corp.                                      9,800        548,800

LEISURE TIME - 0.3%
 Brunswick Corp.*                                13,000        413,790
 Carnival Corp.                                   4,000        158,920
 Harley-Davidson, Inc.                            6,500        308,945
 Sabre Holdings Corp.                             5,500        118,745

LODGING - 0.2%
 Marriott International, Inc.                     6,000        277,200
 Station Casinos, Inc.                            8,000        245,040

MACHINERY-CONSTRUCTION & MINING - 0.1%
 Caterpillar, Inc.                                3,600        298,872

MACHINERY-DIVERSIFIED - 0.1%
 IDEX Corp.                                       5,000        207,950

MEDIA - 3.1%
 Clear Channel Communications                    18,968        888,271
 Cox Radio, Inc.*                                 9,500        239,685
 Cumulus Media, Inc.*                             7,000        154,000
 Dow Jones & Co., Inc.                           10,000        498,500
 EchoStar Communications Corp.*                   7,500        254,925
 Entercom Communications Corp.*                   7,300        386,608
 Gannett Co., Inc.                                5,800        517,128
 McGraw-Hill Cos., Inc./The                      14,000        978,880
 Meredith Corp.                                   6,700        327,027
 New York Times Co.                               3,900        186,381
 Radio One, Inc. - Class A*                       3,300         64,515
 Radio One, Inc. - Class D*                      18,100        349,330
 Regent Communications, Inc.*                    20,500        130,175
 Salem Communications Corp.*                     11,000        298,320
 E.W. Scripps Co.                                 2,500        235,350
 Spanish Broadcasting System*                    23,000        242,650
 Time Warner, Inc.*                              57,300      1,030,827
 Univision Communications, Inc*                  13,500        535,815
 Viacom, Inc.                                    17,494        776,384
 Walt Disney Co.                                 39,000        909,870
 Westwood One, Inc.*                              6,400        218,944



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
-------------------------------------------------------




Common Stock                                  Shares     Value
----------------------------------------      ---------  -------------
METAL FABRICATING/HARDWARE - 0.1%
 Kaydon Corp.                                     8,500  $     219,640

MINING - 0.5%
 Alcoa, Inc.                                     32,000      1,216,000
 BHP Billiton Ltd. - ADR                         19,500        356,070

MISCELLANEOUS MANUFACTURING - 2.7%
 3M Co.                                          14,000      1,190,420
 Actuant Corp.*                                  10,000        362,000
 Cuno, Inc.*                                      6,500        292,695
 Danaher Corp.                                    3,000        275,250
 Donaldson Co., Inc.                              6,000        354,960
 Dover Corp.                                     13,700        544,575
 General Electric Co.                           107,000      3,314,860
 Honeywell International, Inc.                   15,500        518,165
 Illinois Tool Works, Inc.                        8,500        713,235
 ITT Industries, Inc.                             3,000        222,630
 Roper Industries, Inc.                           6,000        295,560

OFFICE FURNISHINGS - 0.2%
 HON Industries, Inc.                            10,300        446,196

OFFICE/BUSINESS EQUIPMENT - 0.2%
 Pitney Bowes, Inc.                              13,000        528,060

OIL & GAS - 3.0%
 Apache Corp.                                     7,056        572,242
 BP Plc - ADR                                    28,492      1,406,080
 Chevron Texaco Corp.                            21,771      1,880,797
 Devon Energy Corp.                               5,500        314,930
 Diamond Offshore Drilling                        5,500        112,805
 Exxon Mobil Corp.                               81,102      3,325,182
 Royal Dutch Petroleum Co.- ADR                  15,100        791,089
 Tom Brown, Inc.*                                 3,500        112,875
 Total SA - ADR                                   5,000        462,550

OIL & GAS SERVICES - 1.1%
 Baker Hughes, Inc.                              27,500        884,400
 BJ Services Co.*                                11,300        405,670
 Cooper Cameron Corp.*                            4,400        205,040
 Schlumberger Ltd.                               20,180      1,104,250
 Smith International, Inc.*                      11,600        481,632
 Weatherford Int'l. Ltd. - ADR*                   5,300        190,800

PACKAGING & CONTAINERS - 0.2%
 Packaging Corp. of America                      14,000        306,040
 Sealed Air Corp.*                                6,500        351,910

PHARMACEUTICALS - 4.3%
 Abbott Laboratories                             18,375        856,275
 Abgenix, Inc.*                                   2,500         30,875
 Allergan, Inc.                                   3,400        261,154
 AmerisourceBergen Corp.                          3,000        168,450
 AstraZeneca Plc - ADR                           10,000        483,800
 Biovail Corp. - ADR*                             5,500        118,195
 Bristol-Myers Squibb Co.                        24,000        686,400
 Caremark Rx, Inc.*                               8,000        202,640
 Cephalon, Inc.*                                  3,500        169,435
 Eli Lilly & Co.                                 10,000        703,300
 Express Scripts, Inc.*                           3,500        232,505
 Forest Laboratories, Inc.*                       6,000        370,800
 Gilead Sciences, Inc.*                           9,000        524,520
 GlaxoSmithKline Plc - ADR                       30,500      1,421,910
 Medco Health Solutions, Inc.*                    3,798        129,094
 Merck & Co., Inc.                               30,500      1,409,100
 Neurocrine Biosciences, Inc.*                    1,500         81,810
 Omnicare, Inc.                                   8,200        331,198
 Pfizer, Inc.                                    79,686      2,815,306
 Schering-Plough Corp.                           27,000        469,530
 Wyeth                                           32,300      1,371,135



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
-------------------------------------------------------




Common Stock                                  Shares     Value
--------------------------------------        ---------  -------------
REAL ESTATE - 0.2%
 Jones Lang LaSalle, Inc.*                       12,500  $     259,125
 Trammell Crow Co.*                              15,500        205,375

REAL ESTATE INVESTMENT TRUSTS - 1.2%
 Archstone-Smith Trust                           14,000        391,720
 Boston Properties, Inc.                          7,000        337,330
 CarrAmerica Realty Corp.                         8,000        238,240
 Duke Realty Corp.                               11,200        347,200
 Equity Office Properties Trust                  12,000        343,800
 Equity Residential                              11,500        339,365
 Prologis                                        11,500        369,035
 Rouse Co./The                                    7,800        366,600
 Simon Property Group, Inc.                       8,000        370,720
 Weingarten Realty Investors                      7,800        345,930

RETAIL - 2.7%
 99 Cents Only Stores*                            5,500        149,765
 Autozone, Inc.*                                  2,400        204,504
 Bed Bath & Beyond, Inc.*                        12,500        541,875
 Cheesecake Factory/The*                          5,500        242,220
 CVS Corp.                                        5,400        195,048
 Dollar General Corp.                            18,057        379,016
 Dollar Tree Stores, Inc.*                        8,800        264,616
 Duane Reade, Inc.*                               5,000         84,600
 Family Dollar Stores                            11,000        394,680
 Home Depot, Inc.                                33,500      1,188,915
 Kohl's Corp.*                                    2,000         89,880
 McDonald's Corp.                                13,500        335,205
 Men's Wearhouse, Inc.*                           6,250        156,313
 Outback Steakhouse, Inc.                        10,000        442,100
 Petsmart, Inc.                                   1,000         23,800
 Ross Stores, Inc.                               20,000        529,200
 Ruby Tuesday, Inc.                               8,000        227,920
 Staples, Inc.*                                   7,800        212,940
 Starbucks Corp.*                                16,000        530,560
 Target Corp.                                    12,000        460,800
 Tiffany & Co.                                   11,200        506,240
 TJX Cos., Inc.                                  19,500        429,975
 Williams-Sonoma, Inc.*                          13,500        469,395

SEMICONDUCTORS - 2.4%
 Altera Corp.*                                   18,500        419,025
 Analog Devices, Inc.*                            8,300        378,895
 Applied Materials, Inc.*                        20,500        460,020
 Broadcom Corp.*                                 11,000        374,220
 Intel Corp.                                     36,000      1,153,800
 Intersil Corp.                                   7,000        173,950
 Kla-Tencor Corp.*                                6,500        380,510
 Lam Research Corp.*                              3,000         96,900
 Linear Technology Corp.                          9,300        391,251
 Marvell Technology Grp. - ADR*                   4,500        170,685
 Maxim Integrated Products                        7,500        371,850
 Microchip Technology, Inc.                      11,312        377,481
 Microsemi Corp.*                                 5,000        122,550
 National Semiconductor Corp.*                    4,600        181,286
 Novellus Systems, Inc.*                          5,000        210,250
 QLogic Corp.*                                    3,000        154,710
 Semtech Corp.*                                   6,500        147,940
 Texas Instruments, Inc.                         39,400      1,157,572
 Xilinx, Inc.*                                   11,900        460,887

SOFTWARE - 2.7%
 Adobe Systems, Inc.                              9,300        363,444
 Automatic Data Processing                       15,000        594,150
 Barra, Inc.*                                     4,250        151,173
 BEA Systems, Inc.*                               6,000         73,800
 BMC Software, Inc.*                              9,000        167,850
 Certegy, Inc.                                    7,500        246,000
 Cognos, Inc. - ADR*                              5,500        168,355
 Computer Associates Int'l.                      23,000        628,820
 Dun & Bradstreet Corp.*                          7,850        398,074
 Electronic Arts, Inc.*                          10,000        476,800
 First Data Corp.                                16,000        657,440
 Fiserv, Inc.*                                    5,750        227,355
 IMS Health, Inc.                                10,018        249,047
 Intuit, Inc.*                                    7,600        401,736
 Mercury Interactive Corp.*                       7,000        340,480
 Microsoft Corp.                                 58,600      1,603,882
 National Instruments Corp.                       4,700        213,709
 Netiq Corp.*                                     3,728         49,396



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
-------------------------------------------------------




Common Stock                                  Shares     Value
-------------------------------------         ---------  -------------
SOFTWARE - 2.7% (Continued)
 Peoplesoft, Inc.*                                8,000  $     182,320
 Red Hat, Inc.*                                   3,000         56,310
 SEI Investments Co.                              9,500        289,465
 Siebel Systems, Inc.*                           13,000        180,960
 Veritas Software Corp.*                          8,500        314,670

TELECOMMUNICATIONS - 2.5%
 Alltel Corp.                                    13,286        618,862
 BellSouth Corp.                                 38,000      1,075,400
 CenturyTel, Inc.                                11,500        375,130
 Cisco Systems, Inc.*                            34,000        823,820
 Corning, Inc.*                                  37,500        391,125
 JDS Uniphase Corp.*                             54,600        198,744
 Nokia OYJ - ADR                                  2,000         34,000
 Rogers Wireless, Inc - ADR.*                     6,000        128,400
 SBC Communciations, Inc.                        58,896      1,535,419
 Verizon Communications, Inc.                    50,200      1,761,016
 Vodafone Group Plc - ADR                        25,000        626,000

TEXTILES - 0.1%
 Cintas Corp.                                     8,300        415,830

TOYS/GAMES/HOBBIES - 0.1%
 Mattel, Inc.                                    13,125        252,919

TRANSPORTATION - 0.7%
 CH Robinson Worldwide, Inc.                      8,500        322,234
 Expeditors Int'l. Washington                    12,000        451,919
 Landstar System, Inc.*                           2,000         76,079
 United Parcel Service, Inc.                      9,500        708,225
 UTI Worldwide, Inc.                             10,000        378,100

U.S. GOVERNMENT AGENCIES - 1.1%
 Fannie Mae                                      28,800      2,161,728
 Freddie Mac                                     18,400      1,073,088
                                                         -------------
TOTAL COMMON STOCK - 61.1%
 (Cost $129,067,208)                                     $ 181,761,150
                                                         -------------


*Securities are non-income producing
ADR - American Depositary Receipts


See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------


                                            S & P
                                            Credit
                                            Rating                              Principal
Fixed Income Securities                     (Unaudited) Coupon    Maturity      Amount          Value
--------------------------------------      ----------  ------    ----------    ------------    ------------
AEROSPACE/DEFENSE - 0.4%
 Goodrich Corp.                             BBB-         6.800    02/01/2018    $  1,000,000    $  1,094,215

AGRICULTURE - 0.5%
 Monsanto Co.                               A            7.375    08/15/2012       1,250,000       1,426,404

AUTO MANUFACTURERS - 0.9%
 DaimlerChrysler                            BBB          7.300    01/15/2012       1,000,000       1,113,447
 Ford Motor Co.                             BBB-         6.500    08/01/2018         500,000         489,848
 General Motors Corp.                       BBB          7.700    04/15/2016       1,000,000       1,114,658

AUTO PARTS & EQUIPMENT - 0.3%
 Northrop Grumman                           BBB          6.250    01/15/2010         750,000         795,121

BANKS - 4.0%
 ABN Amro Bank NV                           A+           7.300    12/01/2026       1,000,000       1,057,831
 Bank of America Corp.                      A            7.750    08/15/2015       1,250,000       1,513,698
 Bank One Corp.                             A-          10.000    08/15/2010         750,000         978,458
 Bankers Trust Corp.                        A            7.500    11/15/2015       1,000,000       1,176,523
 Barclays Bank Plc                          AA-          7.400    12/15/2009       1,000,000       1,172,031
 Comerica Bank                              A-           7.125    12/01/2013       1,050,000       1,176,456
 Dresdner Bank AG                           A-           7.250    09/15/2015       1,000,000       1,148,342
 Fifth Third Bancorp                        A+           4.500    06/01/2018       1,000,000         928,360
 Republic New York Corp.                    A            7.000    03/22/2011         500,000         565,535
 Santander Financial Issuances              A-           6.375    02/15/2011       1,000,000       1,109,000
 Swiss Bank Corp.                           AA           7.375    07/15/2015       1,000,000       1,200,134

BEVERAGES - 0.4%
 Anheuser-Busch Cos., Inc.                  A+           7.125    07/01/2017       1,000,000       1,137,715

BUILDING MATERIALS - 0.3%
 Masco Corp.                                BBB+         6.625    04/15/2018         720,000         793,727

CHEMICALS - 0.2%
 Dow Capital BV                             A-           8.700    05/15/2022         507,000         522,425



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------


                                            S & P
                                            Credit
                                            Rating                              Principal
Fixed Income Securities                     (Unaudited) Coupon    Maturity      Amount          Value
--------------------------------------      ----------  ------    ----------    ------------    ------------
COMMERICAL SERVICES - 0.8%
 Allegiance Corp.                           A            7.800    10/15/2016    $  1,000,000    $  1,238,237
 Hertz Corp.                                BBB-         6.625    05/15/2008       1,000,000       1,043,377

COMPUTERS - 1.0%
 Electronic Data Systems Corp.              BBB          7.125    10/15/2009       1,000,000       1,067,500
 IBM Corp.                                  A+           8.375    11/01/2019       1,500,000       1,965,662

COSMETICS/PERSONAL CARE - 0.4%
 Kimberly-Clark Corp.                       AA-          6.250    07/15/2018       1,000,000       1,123,550

DIVERSIFIED FINANCIAL SERVICES - 4.7%
 American General Finance Corp.             A+           8.125    08/15/2009       1,000,000       1,195,626
 Associates Corp. of N. America             AA-          6.950    11/01/2018       1,000,000       1,149,194
 Bear Stearns Cos., Inc./The                A            4.650    07/02/2018       1,000,000         913,967
 CitiFinancial                              AA-          6.625    06/01/2015       1,250,000       1,391,100
 General Electric Capital Corp.             AAA          8.300    09/20/2009         500,000         610,491
 Goldman Sachs Group, Inc.                  A+           6.875    01/15/2011       1,000,000       1,135,608
 Household Finance Corp.                    A            6.375    08/01/2010       1,000,000       1,106,409
 Janus Capital Group, Inc.                  BBB+         7.000    11/01/2006       1,005,000       1,098,106
 JP Morgan Chase & Co.                      A            6.250    02/15/2011         750,000         821,027
 JP Morgan Chase & Co.                      A            5.250    05/01/2015       1,000,000         996,833
 Lehman Brothers Holdings, Inc.             A            8.500    08/01/2015       1,000,000       1,237,018
 Merrill Lynch & Co., Inc.                  A+           6.875    11/15/2018       1,000,000       1,151,527
 Morgan Stanley                             A+           6.750    10/15/2013       1,000,000       1,121,313


ELECTRIC - 2.5%
 Commonwealth Edison Co.                    BBB+         6.950    07/15/2018       1,250,000       1,414,054
 Constellation Energy Grp., Inc             BBB+         4.550    06/15/2015       1,250,000       1,149,106
 Duke Energy Corp.                          A-           5.300    10/01/2015       1,000,000       1,013,211
 Jersey Central Power & Light               BBB          6.750    11/01/2025         750,000         735,791
 Northern States Power Co.                  BBB+         8.000    08/28/2012       1,000,000       1,219,231
 Progress Energy, Inc.                      BBB-         7.100    03/01/2011         750,000         844,968
 Public Service Electric & Gas              A-           7.000    09/01/2024       1,000,000       1,023,347



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------


                                            S & P
                                            Credit
                                            Rating                              Principal
Fixed Income Securities                     (Unaudited) Coupon    Maturity      Amount          Value
---------------------------------------     ----------  ------    ----------    ------------    ------------
ELECTRONICS - 0.4%
 Koninklijke Philips Electronic             BBB+         7.250    08/15/2013    $  1,000,000    $  1,152,355

FOOD - 0.6%
 Archer-Daniels-Midland Co.                 A+           8.375    04/15/2017       1,000,000       1,284,751
 Supervalu, Inc.                            BBB          6.640    06/09/2006         500,000         531,005

FOREIGN GOVERNMENT - 0.8%
 Province of Nova Scotia                    A-           7.250    07/27/2013       1,000,000       1,195,945
 Province of Quebec                         A+           7.125    02/09/2024       1,000,000       1,183,551

FOREST PRODUCTS & PAPER - 0.8%
 International Paper Co.                    BBB          5.300    04/01/2015       1,000,000         977,581
 Weyerhaeuser Co.                           BBB          6.950    08/01/2017       1,250,000       1,357,181

GAS - 0.3%
 Keyspan Corp.                              A            4.650    04/01/2013       1,000,000         982,045

INSURANCE - 2.2%
 Allstate Corp./The                         A+           7.500    06/15/2013       1,000,000       1,185,818
 Cigna Corp.                                BBB          7.650    03/01/2023         750,000         822,439
 Hartford Financial Services                A-           7.300    11/01/2015       1,000,000       1,166,359
 Lion Connecticut Holdings, Inc             A+           6.750    09/15/2013       1,000,000       1,096,442
 Loews Corp.                                A            6.750    12/15/2006       1,000,000       1,082,093
 MBIA, Inc.                                 AA           9.375    02/15/2011         950,000       1,238,114

INVESTMENT COMPANIES - 0.4%
 Credit Suisse First Boston USA             A+           6.500    01/15/2012       1,000,000       1,113,021

LODGING - 0.4%
 Hilton Hotels Corp.                        BBB-         7.200    12/15/2009         750,000         821,250
 Mirage Resorts, Inc.                       BB+          7.250    08/01/2017         500,000         505,000

MACHINERY-DIVERSIFIED - 0.6%
 Clark Equipment Co.                        BBB+         8.000    05/01/2023         500,000         586,889
 Deere & Co.                                A-           8.950    06/15/2019       1,000,000       1,233,704



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003



                                            S & P
                                            Credit
                                            Rating                              Principal
Fixed Income Securities                     (Unaudited) Coupon    Maturity      Amount          Value
---------------------------------------     ----------  ------    ----------    -----------     ------------
MEDIA - 2.5%
 CBS Corp.                                  A-           8.625    08/01/2012    $    900,000    $  1,115,854
 Comcast Cable Communications               BBB          7.125    06/15/2013         500,000         569,353
 Continental Cablevision                    BBB          9.500    08/01/2013       1,000,000       1,155,108
 COX Communications, Inc.                   BBB          6.850    01/15/2018         550,000         607,110
 Knight-Ridder, Inc.                        A            9.875    04/15/2009         100,000         128,123
 News America Holdings                      BBB-         8.000    10/17/2016       1,000,000       1,214,821
 Time Warner Cos., Inc.                     BBB+         7.250    10/15/2017       1,000,000       1,137,876
 Walt Disney Co.                            BBB+         5.875    12/15/2017       1,500,000       1,536,633

MINING - 0.2%
 BHP Finance USA Ltd.                       A+           7.250    03/01/2016         500,000         593,513

MISCELLANEOUS MANUFACTURING - 0.5%
 Norsk Hydro ASA                            A            9.000    04/15/2012       1,250,000       1,579,173

MORTGAGE BACKED - 0.3%
 Ginnie Mae                                 AAA          5.500    12/20/2033       1,000,000       1,014,877

OIL & GAS - 1.6%
 ConocoPhillips                             A-           6.650    07/15/2018       1,000,000       1,139,927
 EOG Resources, Inc.                        BBB+         6.000    12/15/2008         250,000         273,903
 Kerr-McGee Corp.                           BBB          7.000    11/01/2011         950,000         952,178
 Louisiana Land & Exploration               BBB+         7.625    04/15/2013       1,000,000       1,147,947
 Noble Drilling Corp.                       A-           7.500    03/15/2019       1,000,000       1,164,826

OIL & GAS SERVICES - 0.3%
 Smith International, Inc.                  BBB+         7.000    09/15/2007         750,000         840,625

PHARMACEUTICALS - 0.3%
 Wyeth                                      A            6.450    02/01/2024       1,000,000       1,024,805

PIPELINES - 0.5%
 Columbia Energy Group                      BBB          7.320    11/28/2010       1,000,000       1,084,083
 Enserch Corp.                              BBB          6.564    07/01/2005         500,000         516,117

RETAIL - 1.2%
 Autozone, Inc.                             BBB+         5.500    11/15/2015       1,000,000         993,028
 Darden Restaurants, Inc.                   BBB+         7.125    02/01/2016       1,000,000       1,150,508
 McDonald's Corp.                           A            7.050    11/15/2025       1,000,000       1,073,803
 Target Corp.                               A+           9.625    02/01/2008         200,000         242,118

SAVINGS & LOANS - 0.4%
 Washington Mutual, Inc.                    BBB          8.250    04/01/2010       1,000,000       1,202,426



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
---------------------------------------------------------------




                                            S & P
                                            Credit
Fixed Income Securities and                 Rating                              Principal
Repurchase Agreement                        (Unaudited) Coupon    Maturity      Amount          Value
-------------------------------------       ----------  ------    ----------    ------------    ------------
SEMICONDUCTORS - 0.4%
 Applied Materials, Inc.                    A-           7.125    10/15/2017    $  1,000,000    $  1,163,251

SOFTWARE - 0.3%
 First Data Corporation                     A+           4.700    08/01/2013       1,000,000         987,636

TELECOMMUNICATIONS - 3.0%
 Ameritech Capital Funding                  A+           6.450    01/15/2018       1,000,000       1,081,464
 Bell Canada                                A            9.500    10/15/2010       1,200,000       1,490,309
 Deutsche Telekom International             BBB+         8.500    06/15/2010       1,000,000       1,209,116
 GTE Corp.                                  A+           6.840    04/15/2018         500,000         546,742
 GTE Corp.                                  A+           7.900    02/01/2027       1,000,000       1,099,537
 Motorola, Inc.                             BBB          7.625    11/15/2010         750,000         861,975
 Sprint Corp.-FON Group                     BBB-         9.250    04/15/2022       1,000,000       1,214,491
 Vodafone Group Plc                         A            5.375    01/30/2015       1,500,000       1,513,896

TRANSPORTATION - 0.9%
 Burlington Northern, Inc.                  BBB+         8.750    02/25/2022       1,000,000       1,288,200
 FedEx Corp.                                BBB+         8.760    05/22/2015       1,100,000       1,310,826

U.S. GOVERNMENT - 0.5%
 U.S. Treasury                                           3.625    05/15/2013       1,500,000       1,439,531

U.S. GOVERNMENT AGENCIES - 1.5%
 Federal Home Loan Bank System              AAA          6.150    09/05/2017       1,500,000       1,500,000
 Federal Home Loan Bank System              AAA          5.450    04/16/2018       2,000,000       1,989,375
 Federal Home Loan Bank System              AAA          5.400    05/21/2018       1,000,000         992,813
                                                                                                 -----------
TOTAL FIXED-INCOME SECURITIES - 37.3%
 (Cost $104,201,042)                                                                             110,943,621

REPURCHASE AGREEMENT - 0.9%
 Fifth Third Bank, .65%, 1/2/04,
 dated 12/31/03, with maturity value of
 $2,842,228 (Collateralized by $2,853,101
 various Fannie Mae obligations, 5.0%-6.5%,
 5/1/18-7/1/24, market value $2,927,389)                                           2,842,125       2,842,125
                                                                                                 -----------
TOTAL INVESTMENTS IN SECURITIES - 99.3%
 (Cost $236,110,375)                                                                             295,546,896

OTHER ASSETS LESS LIABILITIES - .7%                                                                2,160,491
                                                                                                 -----------
TOTAL NET ASSETS - 100.0%                                                                       $297,707,387
                                                                                                 ===========


See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------




                                            S & P
                                            Credit
                                            Rating                                Principal
Fixed Income Securities                     (Unaudited) Coupon     Maturity       Amount          Value
------------------------------------        ----------  -------    ---------     ------------    -------------
AEROSPACE / DEFENSE - 0.3%
 Goodrich Corp.                             BBB-          6.800    02/01/2018    $    500,000    $     547,108

AUTO MANUFACTURERS - 1.4%
 Auburn Hills Trust                         BBB          12.375    05/01/2020         400,000          576,325
 DaimlerChrysler                            BBB           7.750    01/18/2011       1,000,000        1,143,558
 General Motors Corp.                       BBB           8.100    06/15/2024       1,000,000        1,070,330

AUTO PARTS & EQUIPMENT - 1.2%
 Meritor Automotive, Inc.                   BB+           6.800    02/15/2009       1,000,000        1,050,000
 Northrop Grumman                           BBB           9.375    04/15/2021       1,000,000        1,293,120

BANKS - 8.2%
 ABN Amro Bank NV                           A+            7.300    12/01/2026       1,500,000        1,586,747
 Bank One Corp.                             A-            7.750    07/15/2025       1,000,000        1,216,859
 Bankers Trust Corp.                        A             7.500    11/15/2015       1,500,000        1,764,785
 Citicorp                                   A+            7.250    10/15/2011       1,000,000        1,163,194
 Comerica Bank                              A-            7.125    12/01/2013       1,500,000        1,680,651
 Dresdner Bank AG                           A-            7.250    09/15/2015       1,500,000        1,722,513
 First Union Instit. Capital II             BBB+          7.850    01/01/2027       1,000,000        1,129,804
 National City Corp.                        A-            6.875    05/15/2019       1,000,000        1,154,331
 NCNB Corp.                                 A            10.200    07/15/2015       1,000,000        1,395,881
 Republic New York Corp.                    A             9.125    05/15/2021       1,000,000        1,300,571
 Royal Bank of Scotland Group               A+            6.375    02/01/2011       1,000,000        1,114,793
 Santander Financial Issuances              A-            7.250    11/01/2015       1,250,000        1,398,605

BEVERAGES - 0.9%
 Anheuser-Busch Cos., Inc.                  A+            7.125    07/01/2017       1,500,000        1,706,573

BUILDING MATERIALS - 0.7%
 Masco Corp.                                BBB+          6.500    08/15/2032       1,400,000        1,469,364



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------


                                            S & P
                                            Credit
                                            Rating                                Principal
Fixed Income Securities                     (Unaudited) Coupon     Maturity       Amount          Value
----------------------------------          ----------  -------    ---------     ------------    -------------
CHEMICALS - 1.3%
 Dow Capital BV                             A-            8.700    05/15/2022    $    920,000    $     947,991
 Eastman Chemical Co.                       BBB           7.250    01/15/2024       1,000,000        1,062,411
 Witco Corp.                                BB+           6.125    02/01/2006         500,000          510,000

COMMERCIAL SERVICES - 2.4%
 Allegiance Corp.                           A             7.800    10/15/2016       1,000,000        1,238,237
 Hertz Corp.                                BBB-          6.625    05/15/2008         700,000          730,364
 United Rentals North America*              B+            7.750    11/15/2013       1,250,000        1,276,563
 Valassis Communications, Inc.              BBB-          6.625    01/15/2009       1,500,000        1,625,975

COMPUTERS - 3.1%
 Computer Sciences Corp.                    A             5.000    02/15/2013       1,000,000        1,011,623
 Electronic Data Systems Corp.              BBB           7.125    10/15/2009       1,000,000        1,067,500
 IBM Corp.                                  A+            8.375    11/01/2019       1,500,000        1,965,662
 Sun Microsystems, Inc.                     BBB           7.650    08/15/2009         500,000          569,410
 Unisys Corp.                               BB+           6.875    03/15/2010       1,500,000        1,623,750

DIVERSIFIED FINANCIAL SERVICES - 8.1%
 Associates Corp. of N. America             AA-           6.950    11/01/2018       1,000,000        1,149,193
 Bear Stearns Cos., Inc./The                A             4.650    07/02/2018       1,000,000          913,967
 Capital One Bank                           BB+           6.500    06/13/2013       1,250,000        1,310,516
 General Electric Capital Corp.             AAA           8.300    09/20/2009       1,000,000        1,220,981
 Goldman Sachs Group LP *                   A+            8.000    03/01/2013       1,000,000        1,196,682
 Household Finance Corp.                    A             7.625    05/17/2032       1,500,000        1,813,623
 Janus Capital Group, Inc.                  BBB+          7.000    11/01/2006       1,250,000        1,365,804
 Jefferies Group, Inc.                      BBB           7.750    03/15/2012       1,250,000        1,398,356
 JPM Capital Trust II                       A-            7.950    02/01/2027       1,000,000        1,128,821
 Lehman Brothers Holdings, Inc.             A             8.500    08/01/2015       1,000,000        1,237,018
 Merrill Lynch & Co., Inc.                  A+            6.875    11/15/2018       1,000,000        1,151,527
 Morgan Stanley Group, Inc.                 A+            7.000    10/01/2013       1,000,000        1,130,318
 Morgan Stanley                             A+            6.750    10/15/2013       1,250,000        1,401,641




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
---------------------------------------------------------------




                                            S & P
                                            Credit
                                            Rating                                Principal
Fixed Income Securities                     (Unaudited) Coupon     Maturity       Amount          Value
-------------------------------------       ----------  -------    ----------    ------------    -------------
ELECTRIC - 7.3%
 Commonwealth Edison Co.                    BBB+          6.950    07/15/2018    $  1,000,000    $   1,131,243
 Constellation Energy Grp., Inc             BBB+          7.600    04/01/2032       1,000,000        1,170,394
 Dominion Resources, Inc.                   BBB+          6.300    03/15/2033       1,000,000        1,013,031
 Duke Energy Corp.                          BBB+          6.000    12/01/2028       1,500,000        1,459,859
 Entergy New Orleans, Inc.                  BBB           8.000    03/01/2023         600,000          623,396
 Indianapolis Power & Light                 BB+           7.050    02/01/2024       1,000,000        1,015,410
 Jersey Central Power & Light               BBB           6.750    11/01/2025       1,000,000          981,055
 Ohio Power Co.                             BBB           6.375    07/15/2033       1,000,000          999,924
 Oklahoma Gas & Electric                    BBB+          7.300    10/15/2025       1,500,000        1,574,670
 Pepco Holdings, Inc.                       BBB           7.450    08/15/2032       1,000,000        1,140,343
 Public Service Electric & Gas              A-            7.000    09/01/2024       1,500,000        1,535,021
 Reliant Energy HL&P                        BBB           9.150    03/15/2021         800,000        1,067,866
 Southern Power Co.*                        BBB+          4.875    07/15/2015       1,000,000          953,093

ELECTRONICS - 2.1%
 Flextronics                                BB-           6.500    05/15/2013       1,500,000        1,552,500
 Koninklijke Philips Electronic             BBB+          7.250    08/15/2013       1,500,000        1,728,533
 Thomas & Betts Corp.                       BBB-          7.250    06/01/2013       1,000,000        1,030,000

FOOD - 1.6%
 Archer-Daniels-Midland Co.                 A+            8.375    04/15/2017       1,000,000        1,284,750
 ConAgra Foods, Inc.                        BBB           9.750    03/01/2021         500,000          670,898
 Winn-Dixie Stores, Inc.                    BB            8.875    04/01/2008       1,200,000        1,218,000

FOREST PRODUCTS & PAPER - 2.6%
 Bowater, Inc.                              BB+           9.500    10/15/2012         700,000          793,021
 Champion International Corp.               BBB           7.350    11/01/2025       1,000,000        1,108,237
 Georgia-Pacific Corp.                      BB+           9.375    02/01/2013       1,000,000        1,150,000
 Tembec Industries, Inc.                    BB            8.500    02/01/2011       1,000,000        1,035,000
 Weyerhaeuser Co.                           BBB           6.950    08/01/2017       1,000,000        1,085,745



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------



                                            S & P
                                            Credit
                                            Rating                                Principal
Fixed Income Securities                     (Unaudited) Coupon     Maturity       Amount          Value
------------------------------------        ----------  -------    ----------    ------------    -------------
HEALTHCARE-SERVICES - 0.6%
 Radiologix, Inc.                           B            10.500    12/15/2008    $  1,200,000    $   1,200,000

HOLDING COMPANIES-DIVERSIFIED - 0.6%
 Leucadia National Corp.*                   BBB-          7.000    08/15/2013       1,250,000        1,250,000

HOME BUILDERS - 1.9%
 DR Horton, Inc.                            BB            8.000    02/01/2009       1,000,000        1,130,000
 K Hovnanian Enterprises, Inc.              B+            8.875    04/01/2012       1,000,000        1,100,000
 KB Home                                    BB-           9.500    02/15/2011       1,500,000        1,672,500

INSURANCE - 3.0%
 American Financial Group, Inc.             BBB           7.125    12/15/2007       1,000,000        1,069,781
 Cigna Corp.                                BBB           7.650    03/01/2023       1,500,000        1,644,878
 Continental Corp.                          BBB-          8.375    08/15/2012         600,000          623,541
 Lion Connecticut Holdings, Inc             A+            6.750    09/15/2013       1,000,000        1,096,442
 Transamerica Capital II*                   A-            7.650    12/01/2026       1,500,000        1,613,555

INVESTMENT COMPANIES - 0.8%
 Credit Suisse First Boston USA             A+            6.125    11/15/2011       1,500,000        1,633,098

LEISURE TIME - 1.2%
 Brunswick Corp.                            BBB           7.375    09/01/2023         975,000        1,048,429
 Royal Carribean Cruises Ltd.               BB+           8.750    02/02/2011       1,250,000        1,412,500

LODGING - 5.1%
 Aztar Corp.                                B+            9.000    08/15/2011       1,100,000        1,207,250
 Boyd Gaming Corp.                          B+            7.750    12/15/2012       1,000,000        1,070,000
 Hilton Hotels Corp.                        BBB-          7.200    12/15/2009       1,500,000        1,642,500
 HMH Properties, Inc.                       B+            8.450    12/01/2008         567,000          591,098
 ITT Corp.                                  BB+           7.375    11/15/2015       1,000,000        1,070,000
 Mandalay Resort Group                      BB-          10.250    08/01/2007       1,000,000        1,155,000
 Mandalay Resort Group                      BB-           7.625    07/15/2013         450,000          478,125
 Mirage Resorts, Inc.                       BB+           7.250    08/01/2017       1,500,000        1,515,000
 Park Place Entertainment Corp.             BB-           8.875    09/15/2008         500,000          566,250
 Station Casinos, Inc.                      B+            9.875    07/01/2010       1,000,000        1,100,000

MACHINERY-DIVERSIFIED - 0.3%
 Clark Equipment Co.                        BBB+          8.000    05/01/2023         500,000          586,889



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------


                                            S & P
                                            Credit
                                            Rating                                Principal
Fixed Income Securities                     (Unaudited) Coupon     Maturity       Amount          Value
---------------------------------           ----------  ------     ---------     -----------     -------------
MEDIA - 5.2%
 CBS Corp.                                  A-            8.625    08/01/2012    $    750,000    $     929,879
 Comcast Cable Communications               BBB           7.125    06/15/2013       1,000,000        1,138,705
 Continental Cablevision                    BBB           9.500    08/01/2013         500,000          577,554
 COX Communications, Inc.                   BBB           6.850    01/15/2018       1,250,000        1,379,795
 CSC Holdings, Inc.                         BB-           7.625    04/01/2011       1,000,000        1,052,500
 Echostar DBS Corp.                         BB-           9.375    02/01/2009       1,000,000        1,051,250
 News America Holdings                      BBB-          8.250    08/10/2018       1,000,000        1,230,120
 Time Warner Cos., Inc.                     BBB+          9.125    01/15/2013       1,000,000        1,270,477
 Turner Broadcasting System                 BBB+          8.375    07/01/2013         750,000          916,246
 Walt Disney Co.                            BBB+          6.300    01/25/2022       1,000,000          979,368

MINING - 2.9%
 Alcan, Inc.                                A-            7.250    03/15/2031       1,000,000        1,154,549
 Alcoa, Inc.                                A-            6.500    06/15/2018       1,500,000        1,694,628
 BHP Finance USA Ltd.                       A+            7.250    03/01/2016       1,000,000        1,187,025
 CRA Finance Ltd.                           A+            7.125    12/01/2013         500,000          530,734
 Placer Dome, Inc.                          BBB+          7.750    06/15/2015       1,000,000        1,202,113

MISCELLANEOUS MANUFACTURING - 1.5%
 Eaton Corp.                                A-            8.100    08/15/2022       1,000,000        1,221,861
 Norsk Hydro ASA                            A             9.000    04/15/2012       1,500,000        1,895,007

MORTGAGE BACKED - 2.0%
 Ginnie Mae                                 AAA           5.500    07/20/2033       1,459,727        1,481,443
 Ginnie Mae                                 AAA           5.500    09/20/2033       1,485,692        1,507,795
 Ginnie Mae                                 AAA           5.500    10/20/2033         994,100        1,008,889

OIL & GAS - 8.4%
 Burlington Resources, Inc.                 BBB+          9.125    10/01/2021         700,000          929,275
 ConocoPhillips                             A-            6.650    07/15/2018       1,000,000        1,139,927
 EOG Resources, Inc.                        BBB+          6.000    12/15/2008       1,250,000        1,369,514
 Forest Oil Corp.                           BB            8.000    06/15/2008       1,000,000        1,090,000
 Husky Oil Co.                              BBB           7.550    11/15/2016       1,000,000        1,183,734
 Kerr-McGee Corp.                           BBB           7.000    11/01/2011       1,500,000        1,503,440
 Louisiana Land & Exploration               BBB+          7.625    04/15/2013       1,000,000        1,147,947
 Noble Drilling Corp.                       A-            7.500    03/15/2019       1,000,000        1,164,826
 Ocean Energy, Inc.                         BBB-          7.500    09/15/2027       1,000,000        1,121,212
 Parker Drilling Co.                        B-           10.125    11/15/2009       1,250,000        1,325,000
 Pride International, Inc.                  BB            9.375    05/01/2007         538,000          554,140
 Tesoro Petroleum Corp.                     B             9.000    07/01/2008       1,000,000        1,037,500
 Transocean, Inc.                           A-            7.375    04/15/2018       1,000,000        1,156,804
 Union Pacific Resources Group              BBB+          7.150    05/15/2028       1,200,000        1,352,017
 USX Corp.                                  BBB+          9.375    02/15/2012         750,000          963,063



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------




                                            S & P
                                            Credit
                                            Rating                                Principal
Fixed Income Securities                     (Unaudited) Coupon     Maturity       Amount          Value
----------------------------------         -----------  -------    ----------    ------------    -------------
PHARMACEUTICALS - 1.2%
 Eli Lilly & Co.                            AA            7.125    06/01/2025    $  1,100,000    $   1,300,327
 Wyeth                                      A             6.450    02/01/2024       1,000,000        1,024,805

PIPELINES - 1.0%
 Columbia Energy Group                      BBB           7.320    11/28/2010       1,250,000        1,355,104
 Nova Gas Transmission                      A-            7.875    04/01/2023         600,000          705,763

RETAIL - 3.7%
 Autozone, Inc.                             BBB+          5.500    11/15/2015       1,250,000        1,241,284
 Darden Restaurants, Inc.                   BBB+          7.125    02/01/2016       1,000,000        1,150,508
 May Department Stores Co./The              BBB+          8.300    07/15/2026       1,000,000        1,099,078
 McDonald's Corp.                           A-            7.310    09/15/2027       1,500,000        1,602,501
 Michaels Stores, Inc.                      BB+           9.250    07/01/2009       1,000,000        1,103,750
 Toys R US, Inc.                            BBB-          7.875    04/15/2013       1,250,000        1,344,688

SAVINGS & LOANS - 0.7%
 Washington Mutual, Inc.                    BBB           8.250    04/01/2010       1,250,000        1,503,033

SEMICONDUCTORS - 0.9%
 Applied Materials, Inc.                    A-            7.125    10/15/2017       1,500,000        1,744,876

SHIP BUILDING - 0.5%
 Ship Finance International Ltd*            B             8.500    12/15/2013       1,000,000          990,000

TELECOMMUNICATIONS - 6.1%
 Bell Canada                                A             9.500    10/15/2010       1,250,000        1,552,405
 Bellsouth Capital Funding                  A+            7.875    02/15/2030       1,000,000        1,213,403
 GCI, Inc.                                  B+            9.750    08/01/2007       1,250,000        1,287,500
 GTE Corp.                                  A+            8.750    11/01/2021       1,500,000        1,847,070
 Mastec, Inc.                               B+            7.750    02/01/2008         875,000          883,750
 Motorola, Inc.                             BBB           7.625    11/15/2010         750,000          861,975
 Nextel Communications, Inc.                B+            9.375    11/15/2009       1,000,000        1,090,000
 Pacific Bell                               A+            6.875    08/15/2023       1,000,000        1,014,652
 Rogers Cantel, Inc.                        BB+           9.750    06/01/2016       1,000,000        1,205,000
 Sprint Corp.-FON Group                     BBB-          9.250    04/15/2022       1,100,000        1,335,940



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
---------------------------------------------------------------




                                            S & P
                                            Credit
Fixed Income Securities and                 Rating                                Principal
Repurchase Agreement                        (Unaudited) Coupon     Maturity       Amount          Value
----------------------------------          ----------  -------    ----------    ------------    -------------
TRANSPORTATION - 3.1%
 Burlington Northern, Inc.                  BBB+          8.750    02/25/2022    $  1,000,000    $   1,288,200
 FedEx Corp.                                BBB+          7.630    01/01/2015       1,000,000        1,135,930
 Gulfmark Offshore, Inc.                    BB-           8.750    06/01/2008         750,000          776,250
 Teekay Shipping Corp.                      BB-           8.875    07/15/2011       1,250,000        1,418,750
 Union Pacific Corp.                        BBB           8.350    05/01/2025       1,500,000        1,661,115

TRUCKING & LEASING - 0.6%
 Interpool, Inc.                            B+            7.350    08/01/2007       1,250,000        1,201,563

U.S. GOVERNMENT - 0.2%
 U.S. Treasury                                            4.000    11/15/2012         500,000          494,531

U.S. GOVERNMENT AGENCIES - 5.2%
 Fannie Mae                                 AAA           5.400    05/14/2018       1,500,000        1,492,500
 Federal Home Loan Bank System              AAA           5.450    04/16/2018       2,000,000        1,989,375
 Federal Home Loan Bank System              AAA           5.600    04/30/2018       2,000,000        2,001,250
 Federal Home Loan Bank System              AAA           5.400    05/21/2018       1,000,000          992,813
 Federal Home Loan Bank System              AAA           6.000    10/15/2018       1,500,000        1,515,938
 Freddie Mac                                AAA           5.000    03/27/2018       2,500,000        2,441,115
                                                                                                   -----------
TOTAL FIXED INCOME SECURITIES - 97.9%
 (Cost $184,226,452)                                                                               197,646,949

REPURCHASE AGREEMENT - 0.4%
 Fifth Third Bank, .65%, 1/2/04,
 dated 12/31/03, with maturity value of
 $875,812 (Collateralized by $851,711
 Freddie Mac obligation, 3.429%,
  1/1/34, market value $902,054)                                                      875,780          875,780
                                                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES - 98.3%
 (Cost $185,102,232)                                                                               198,522,729

OTHER ASSETS LESS LIABILITIES - 1.7%                                                                 3,392,539
                                                                                                   -----------
TOTAL NET ASSETS - 100.0%                                                                        $ 201,915,268
                                                                                                   ===========


* Security exempt from registration under Rule
144A of the Securities Act of 1933


See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - CORNERSTONE STOCK FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
----------------------------------------------------------




Common Stock                                   Shares      Value
-------------------------------------          ----------  -------------
AEROSPACE / DEFENSE - 0.9%
 United Technologies Corp.                          4,900  $     464,373

BANKS - 3.2%
 Bank of America Corp.                              3,800        305,634
 Bank One Corp.                                     5,700        259,863
 Fifth Third Bancorp                                5,000        295,500
 Wells Fargo & Co.                                 14,200        836,238

BEVERAGES - 3.4%
 Anheuser-Busch Cos., Inc.                          7,450        392,466
 Coca-Cola Co./The                                 19,300        979,475
 PepsiCo, Inc.                                      9,600        447,552

BIOTECHNOLOGY - 1.2%
 Amgen, Inc.*                                      10,700        661,153

COMMERCIAL SERVICES - 1.5%
 Apollo Group, Inc.*                                5,500        372,955
 Paychex, Inc.                                     11,200        416,640

COMPUTERS - 5.6%
 Dell, Inc.*                                       40,600      1,379,588
 IBM Corp.                                         12,500      1,158,500
 Lexmark International, Inc.*                       5,400        424,656

COSMETICS/PERSONAL CARE - 2.7%
 Gillette Co./The                                  11,000        404,030
 Procter & Gamble Co.                              10,400      1,038,752

DIVERSIFIED FINANCIAL SERVICES - 4.8%
 Citigroup, Inc.                                   26,066      1,265,244
 Bear Stearns Cos., Inc./The                        4,500        359,775
 JP Morgan Chase & Co.                              9,800        359,954
 MBNA Corp.                                        11,100        275,835
 Morgan Stanley                                     4,800        277,776

ENTERTAINMENT - 0.9%
 International Game Technology                     13,300        474,810

FOOD - 1.4%
 Sysco Corp.                                       11,300        420,699
 WM Wrigley Jr. Co.                                 6,400        359,744

HEALTHCARE-PRODUCTS - 4.5%
 Biomet, Inc.                                      11,900        431,018
 Johnson & Johnson                                 20,200      1,043,532
 Medtronic, Inc.                                    9,600        466,656
 Stryker Corp.                                      5,300        450,553

HEALTHCARE-SERVICES - 0.9%
 UnitedHealth Group, Inc.                           8,600        500,348

INSURANCE - 2.1%
 American International Group                      11,487        761,358
 Marsh & McLennan Cos., Inc.                        7,000        335,230

INTERNET - 0.6%
 eBay, Inc.*                                        4,000        258,440
 InterActiveCorp*                                   2,500         84,825

LEISURE TIME - 0.7%
 Harley-Davidson, Inc.                              7,300        346,969

MEDIA - 2.0%
 Comcast Corp.*                                    12,700        397,383
 Time Warner, Inc.*                                22,450        403,876
 Walt Disney Co.                                   11,500        268,295

MISCELLANEOUS MANUFACTURING - 6.0%
 3M Co.                                             6,300        535,689
 General Electric Co.                              72,700      2,252,246
 Illinois Tool Works, Inc.                          5,000        419,550

OIL & GAS - 5.5%
 Exxon Mobil Corp.                                 49,544      2,031,304
 Royal Dutch Petroleum Co.- ADR                    16,800        880,152



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - CORNERSTONE STOCK FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
---------------------------------------------------------



Common Stock and                               Shares/
Repurchase Agreement                           Principal   Value
---------------------------------------        ----------  -------------
PHARMACEUTICALS - 9.3%
 Abbott Laboratories                               11,100  $     517,260
 Allergan, Inc.                                     4,100        314,921
 Cardinal Health, Inc.                              6,000        366,960
 Eli Lilly & Co.                                    8,000        562,640
 Forest Laboratories, Inc.*                         7,500        463,500
 Gilead Sciences, Inc.*                             6,900        402,132
 Medco Health Solutions, Inc.*                      1,941         65,975
 Merck & Co., Inc.                                 16,100        743,820
 Pfizer, Inc.                                      31,975      1,129,677
 Wyeth                                              8,200        348,090

RETAIL - 8.9%
 Autozone, Inc.*                                    4,250        362,143
 Bed Bath & Beyond, Inc.*                           9,700        420,495
 Best Buy Co., Inc.*                                8,900        464,936
 Home Depot, Inc.                                  12,600        447,174
 Kohl's Corp.*                                      6,900        310,086
 Lowe's Cos., Inc.                                  8,400        465,276
 Starbucks Corp.*                                  13,800        457,608
 Wal-Mart Stores, Inc.                             33,500      1,777,175

SEMICONDUCTORS - 10.0%
 Applied Materials, Inc.*                          17,900        401,676
 Intel Corp.                                       80,900      2,592,845
 Kla-Tencor Corp.*                                  6,600        386,364
 Linear Technology Corp.                            9,700        408,079
 Maxim Integrated Products                          7,600        376,808
 QLogic Corp.*                                      6,000        309,420
 Texas Instruments, Inc.                           12,600        370,188
 Xilinx, Inc.*                                     11,500        445,395

SOFTWARE - 12.0%
 Automatic Data Processing                          9,800        388,178
 Electronic Arts, Inc.*                             8,200        390,976
 First Data Corp.                                  10,600        435,554
 Intuit, Inc.*                                      7,400        391,164
 Microsoft Corp.                                  118,100      3,232,397
 Oracle Corp.*                                     86,500      1,144,395
 Veritas Software Corp.*                           10,000        370,200

TELECOMMUNICATIONS - 7.8%
 BellSouth Corp.                                    3,000         84,900
 Cisco Systems, Inc.*                             111,900      2,711,337
 Qualcomm, Inc.                                    15,050        811,647
 SBC Communciations, Inc.                           9,322        243,025
 Verizon Communications, Inc.                       8,446        296,286

TEXTILES - 0.8%
 Cintas Corp.                                       9,000        450,900

TRANSPORTATION - 1.0%
 United Parcel Service, Inc.                        6,800        506,939

U.S. GOVERNMENT AGENCIES - 1.7%
 Fannie Mae                                         8,400        630,503
 Freddie Mac                                        4,700        274,103
                                                              ----------
TOTAL COMMON STOCK - 99.4%
 (Cost $57,044,047)                                           52,771,783

REPURCHASE AGREEMENT - 0.5%
 Fifth Third Bank, .65%, 1/2/04,
 dated 12/31/03, with maturity value of
 $250,659 (Collateralized by $243,195
 Fannie Mae obligation, 7.00%,
 10/1/07, market value $258,170)              $   250,650        250,650
                                                              ----------
TOTAL INVESTMENTS IN SECURITIES - 99.9%
 (Cost $57,294,697)                                           53,022,433

OTHER ASSETS LESS LIABILITIES - .1%                               44,141
                                                              ----------
TOTAL NET ASSETS - 100.0%                                  $  53,066,574
                                                              ==========


* Securities are non-income producing
ADR - American Depositary Receipts


See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
--------------------------------------------------------------------------



                                               EQUITY                        BALANCED       RETIREMENT     CORNERSTONE
                                               GROWTH FUND    BOND FUND       FUND          INCOME FUND    STOCK FUND
                                               ------------   -----------    ------------   ------------   -----------
ASSETS
 Investments in securities at value . . . . .  $145,704,462   $174,030,556   $295,546,896   $198,522,729   $ 53,022,433
  (Cost $94,749,637; $165,417,627;
  $236,110,375; $185,102,232;
  $57,294,697, respectively)
 Cash . . . . . . . . . . . . . . . . . . . .        73,042         61,895        308,458            144         22,562
 Receivables
  Dividends and interest  . . . . . . . . . .        56,436      3,011,547      2,052,525      3,498,896         41,189
 Prepaid expenses . . . . . . . . . . . . . .         7,372          9,231         13,372         10,115          3,770
                                                -----------    -----------    -----------    -----------    -----------
 Total assets   . . . . . . . . . . . . . . .   145,841,312    177,113,229    297,921,251    202,031,884     53,089,954


LIABILITIES
 Payable to affiliated entities
  Investment advisory fees  . . . . . . . . .        84,563         59,813        161,511         85,498         17,562
  Distribution fees . . . . . . . . . . . . .         1,999          2,414          4,066          2,754            726
 Accounts payable and accrued expenses  . . .        12,092         12,056         18,457         14,510          4,446
 Securities purchased   . . . . . . . . . . .       255,886              0         20,055              0              0
 Capital shares payable . . . . . . . . . . .         5,000              0          4,400          1,200              0
 Distributions payable  . . . . . . . . . . .             0         16,939          5,375         12,654            646
                                                -----------    -----------    -----------    -----------     ----------
 Total liabilities  . . . . . . . . . . . . .       359,540         91,222        213,864        116,616         23,380
                                                -----------    -----------    -----------    -----------     ----------
 Net assets . . . . . . . . . . . . . . . . .  $145,481,772   $177,022,007   $297,707,387   $201,915,268   $ 53,066,574
                                                ===========    ===========    ===========    ===========     ==========

NET ASSETS
 Paid-in capital  . . . . . . . . . . . . . .  $100,420,215   $170,275,488   $239,313,377   $203,067,792   $ 81,477,438
 Accumulated undistributed net realized
  loss on investments . . . . . . . . . . . .    (5,893,268)    (1,897,268)    (1,042,511)   (14,588,408)   (24,138,600)
 Accumulated undistributed net
  investment income   . . . . . . . . . . . .             0         30,858              0         15,387              0
 Net unrealized appreciation (depreciation)
  in value of investments . . . . . . . . . .    50,954,825      8,612,929     59,436,521     13,420,497     (4,272,264)
                                                -----------    -----------    -----------    -----------     ----------
 Net assets . . . . . . . . . . . . . . . . .  $145,481,772   $177,022,007   $297,707,387   $201,915,268   $ 53,066,574
                                                ===========    ===========    ===========    ===========     ==========

SHARES OUTSTANDING  . . . . . . . . . . . . .     5,960,926     17,559,502     16,139,008     20,070,243      6,766,890
                                                ===========    ===========    ===========    ===========     ==========
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE   . . . . . . . .  $      24.41   $      10.08   $      18.45   $      10.06   $       7.84
                                                ===========    ===========    ===========    ===========     ==========



See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------




                                               EQUITY                        BALANCED       RETIREMENT     CORNERSTONE
                                               GROWTH FUND    BOND FUND      FUND           INCOME FUND    STOCK FUND
                                               ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME
 Interest   . . . . . . . . . . . . . . . .    $      5,597   $ 10,570,935   $  6,145,739   $ 13,748,569   $      1,531
 Dividends  . . . . . . . . . . . . . . . .         444,927              0      2,606,025              0        571,015
                                               ------------   ------------   ------------   ------------    -----------
 Total investment income  . . . . . . . . .         450,524     10,570,935      8,751,764     13,748,569        572,546

EXPENSES
 Paid to affiliates:
  Investment advisory fees  . . . . . . . .         831,220        649,490      1,697,285      1,009,138        182,810
  Distribution fees   . . . . . . . . . . .         296,865        405,932        635,130        505,921        114,256
 Paid to others:
  Custodial fees  . . . . . . . . . . . . .          14,834         17,106         23,230         19,391          6,699
  Directors fees and expenses . . . . . . .          10,255         13,721         21,619         16,170          3,830
  Professional fees   . . . . . . . . . . .           9,171         13,098         19,784         14,658          3,390
  Shareholder reporting costs . . . . . . .          24,433         33,563         43,285         37,848         15,365
  Registration and filing fees  . . . . . .           4,907          7,515          6,420          4,876          4,959
  Other operating expenses  . . . . . . . .          10,173         16,960         23,956         21,040          4,331
                                                 ----------     ----------     ----------     ----------     ----------
 Total expenses   . . . . . . . . . . . . .       1,201,858      1,157,385      2,470,709      1,629,042        335,640
                                                 ----------     ----------     ----------     ----------     ----------
NET INVESTMENT INCOME (LOSS)  . . . . . . .        (751,334)     9,413,550      6,281,055     12,119,527        236,906

REALIZED GAIN (LOSS) ON INVESTMENTS
 Proceeds from securities sold  . . . . . .      13,562,138     60,193,334     36,086,630     79,022,132      5,270,186
 Cost of securities sold  . . . . . . . . .     (10,279,302)   (58,662,314)   (32,282,769)   (78,036,814)    (8,441,105)
                                                 ----------     ----------     ----------     ----------      ---------
 Net realized gain (loss) on investments  .       3,282,836      1,531,020      3,803,861        985,318     (3,170,919)

UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Appreciation (Depreciation), Beginning
  of year   . . . . . . . . . . . . . . . .      15,991,441      5,640,786     22,452,548      7,687,119    (18,454,967)
 Appreciation (Depreciation), End of year .      50,954,825      8,612,929     59,436,521     13,420,497     (4,272,264)
                                                 ----------     ----------     ----------     ----------      ---------
 Net change in unrealized gain
  on investments  . . . . . . . . . . . . .      34,963,384      2,972,143     36,983,973      5,733,378     14,182,703
                                                 ----------     ----------     ----------     ----------     ----------
NET GAIN ON INVESTMENTS   . . . . . . . . .      38,246,220      4,503,163     40,787,834      6,718,696     11,011,784
                                                 ----------     ----------     ----------     ----------     ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS  . . . . . . . .    $ 37,494,886   $ 13,916,713   $ 47,068,889   $ 18,838,223   $ 11,248,690
                                                 ==========     ==========     ==========     ==========     ==========


See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2003 AND 2002
-----------------------------------------------------------------------



                                                                 EQUITY GROWTH FUND            BOND FUND
                                                                 ---------------------------   --------------------------
                                                                 2003           2002           2003           2002
                                                                 ------------   ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
  Net investment income (loss) . . . . . . . . . . . . . . . . . $   (751,334)  $   (755,443)  $  9,413,550   $  8,341,956
  Net realized gain (loss) on investments              . . . . .    3,282,836     (5,566,555)     1,531,020     (1,969,178)
  Net change in unrealized gain (loss) on investments  . . . . .   34,963,384    (22,215,434)     2,972,143      3,857,968
                                                                  -----------    -----------     ----------     ----------
  Net increase (decrease) in net assets resulting from operations  37,494,886    (28,537,432)    13,916,713     10,230,746

 Distributions to Shareholders:
  Net investment income    . . . . . . . . . . . . . . . . . . .            0              0     (9,413,550)    (8,398,986)
                                                                   ----------     ----------      ---------      ---------
  Total distributions to shareholders  . . . . . . . . . . . . .            0              0     (9,413,550)    (8,398,986)

 Share Transactions:
  Net proceeds from sale of shares . . . . . . . . . . . . . . .   16,982,138     10,370,101     34,461,781     35,060,626
  Reinvestment of distributions    . . . . . . . . . . . . . . .            0              0      9,927,386      8,173,995
  Cost of shares reacquired    . . . . . . . . . . . . . . . . .   (8,115,068)    (9,682,463)   (17,873,720)   (13,275,022)
                                                                   ----------     ----------     ----------     ----------
  Net increase derived from share transactions . . . . . . . . .    8,867,070        687,638     26,515,447     29,959,599
                                                                   ----------     ----------     ----------     ----------
  Net increase (decrease) in net assets  . . . . . . . . . . . .   46,361,956    (27,849,794)    31,018,610     31,791,359

NET ASSETS
  Beginning of year  . . . . . . . . . . . . . . . . . . . . . .   99,119,816    126,969,610    146,003,397    114,212,038
                                                                   ----------    -----------    -----------    -----------
  End of year    . . . . . . . . . . . . . . . . . . . . . . . . $145,481,772   $ 99,119,816   $177,022,007   $146,003,397
                                                                  ===========    ===========    ===========    ===========
NUMBER OF SHARES
  Sold   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      807,404        510,671      3,449,159      3,643,814
  Shares issued from reinvestment of distributions . . . . . . .            0              0        995,162        848,356
  Reacquired   . . . . . . . . . . . . . . . . . . . . . . . . .     (393,966)      (494,437)    (1,791,161)    (1,379,727)
                                                                  -----------    -----------    -----------     ----------
  Net increase in shares outstanding   . . . . . . . . . . . . .      413,438         16,234      2,653,160      3,112,443

  Outstanding:
   Beginning of year . . . . . . . . . . . . . . . . . . . . . .    5,547,488      5,531,254     14,906,342     11,793,899
                                                                  -----------    -----------    -----------     ----------
   End of year   . . . . . . . . . . . . . . . . . . . . . . . .    5,960,926      5,547,488     17,559,502     14,906,342
                                                                  ===========    ===========    ===========     ==========


See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF CHANGES IN NET ASSETS - Continued
YEARS ENDED DECEMBER 31, 2003 AND 2002
------------------------------------------------------------------



                                                                                               RETIREMENT
                                                                 BALANCED FUND                 INCOME FUND
                                                                 ---------------------------   --------------------------
                                                                 2003           2002           2003           2002
                                                                 ------------   ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
  Net investment income  . . . . . . . . . . . . . . . . . . . . $  6,281,055   $  6,282,344   $ 12,119,527   $ 13,273,206
  Net realized gain (loss) on investments  . . . . . . . . . . .    3,803,861     (3,221,638)       985,318     (3,730,898)
  Net change in unrealized gain (loss) on investments  . . . . .   36,983,973    (19,175,436)     5,733,378      7,190,893
                                                                  -----------    -----------     ----------     ----------
  Net increase (decrease) in net assets resulting from operations  47,068,889    (16,114,730)    18,838,223     16,733,201

 Distributions to Shareholders:
  Net investment income  . . . . . . . . . . . . . . . . . . . .   (6,354,683)    (6,287,959)   (12,128,152)   (13,354,327)
                                                                   ----------     ----------     ----------     ----------
  Total distributions to shareholders  . . . . . . . . . . . . .   (6,354,683)    (6,287,959)   (12,128,152)   (13,354,327)

 Share Transactions:
  Net proceeds from sale of shares . . . . . . . . . . . . . . .   53,800,794     35,119,690      7,574,518      5,351,908
  Reinvestment of distributions    . . . . . . . . . . . . . . .    6,796,014      6,248,582     12,998,299     13,283,717
  Cost of shares reacquired    . . . . . . . . . . . . . . . . .  (27,372,150)   (28,188,239)   (25,218,651)   (22,509,495)
                                                                   ----------     ----------     ----------     ----------
  Net increase (decrease) derived from share transactions  . . .   33,224,658     13,180,033     (4,645,834)    (3,873,870)
                                                                   ----------     ----------     ----------     ----------
  Net increase (decrease) in net assets  . . . . . . . . . . . .   73,938,864     (9,222,656)     2,064,237       (494,996)

NET ASSETS
  Beginning of year    . . . . . . . . . . . . . . . . . . . . .  223,768,523    232,991,179    199,851,031    200,346,027
                                                                  -----------    -----------    -----------    -----------
  End of year    . . . . . . . . . . . . . . . . . . . . . . . . $297,707,387   $223,768,523   $201,915,268   $199,851,031
                                                                  ===========    ===========    ===========    ===========
NUMBER OF SHARES
  Sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,167,028      2,166,038        757,772        559,617
  Shares issued from reinvestment of distributions . . . . . . .      405,180        348,747      1,309,033      1,390,021
  Reacquired   . . . . . . . . . . . . . . . . . . . . . . . . .   (1,626,257)    (1,724,779)    (2,537,603)    (2,355,344)
                                                                  -----------    -----------     ----------     ----------
  Net increase (decrease) in shares outstanding  . . . . . . . .    1,945,951        790,006       (470,798)      (405,706)

  Outstanding:
   Beginning of year   . . . . . . . . . . . . . . . . . . . . .   14,193,057     13,403,051     20,541,041     20,946,747
                                                                  -----------     ----------     ----------     ----------
   End of year   . . . . . . . . . . . . . . . . . . . . . . . .   16,139,008     14,193,057     20,070,243     20,541,041
                                                                  ===========     ==========     ==========     ==========




See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF CHANGES IN NET ASSETS - Continued
YEARS ENDED DECEMBER 31, 2003 AND 2002
---------------------------------------------------------------------



                                                                 CORNERSTONE
                                                                 STOCK FUND
                                                                 ---------------------------
                                                                 2003           2002
                                                                 ------------   ------------
INCREASE IN NET ASSETS
 Operations:
  Net investment income . . . . . . . . . . . . . . . . . . . .  $    236,906   $    193,931
  Net realized loss on investments  . . . . . . . . . . . . . .    (3,170,919)   (13,999,442)
  Net change in unrealized gain (loss) on investments . . . . .    14,182,703     (4,093,394)
                                                                  -----------    -----------
  Net increase (decrease) in net assets resulting from operations  11,248,690    (17,898,905)

 Distributions to Shareholders:
  Net investment income   . . . . . . . . . . . . . . . . . . .      (239,988)      (193,931)
                                                                  -----------    -----------
  Total distributions to shareholders   . . . . . . . . . . . .      (239,988)      (193,931)

 Share Transactions:
  Net proceeds from sale of shares  . . . . . . . . . . . . . .     5,321,514      4,505,041
  Reinvestment of distributions     . . . . . . . . . . . . . .       432,601         97,699
  Cost of shares reacquired     . . . . . . . . . . . . . . . .    (4,499,436)    (7,972,529)
                                                                  -----------     ----------
  Net increase (decrease) derived from share transactions . . .     1,254,679     (3,369,789)
                                                                  -----------     ----------
  Net increase (decrease) in net assets   . . . . . . . . . . .    12,263,381    (21,462,625)

NET ASSETS
  Beginning of year   . . . . . . . . . . . . . . . . . . . . .    40,803,193     62,265,818
                                                                   ----------     ----------
  End of year   . . . . . . . . . . . . . . . . . . . . . . . .  $ 53,066,574   $ 40,803,193
                                                                   ==========     ==========
NUMBER OF SHARES
  Sold    . . . . . . . . . . . . . . . . . . . . . . . . . . .       765,366        611,053
  Shares issued from reinvestment of distributions  . . . . . .        61,800         11,230
  Reacquired  . . . . . . . . . . . . . . . . . . . . . . . . .      (659,831)    (1,180,754)
                                                                   ----------     ----------
  Net increase (decrease) in shares outstanding   . . . . . . .       167,335       (558,471)

  Outstanding:
   Beginning of year    . . . . . . . . . . . . . . . . . . . .     6,599,555      7,158,026
                                                                   ----------     ----------
   End of year    . . . . . . . . . . . . . . . . . . . . . . .     6,766,890      6,599,555
                                                                   ==========     ==========



See Notes To Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note 1.  ORGANIZATION OF THE COMPANY

      Advance Capital I, Inc. (the "COMPANY") is a Maryland Corporation organized on March 6, 1987 and commenced operations on August 5, 1987. The COMPANY is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company (a mutual fund) offering shares in the following portfolios: Equity Growth Fund, Bond Fund, Balanced Fund, Retirement Income Fund and Cornerstone Stock Fund.

Note 2.  ACCOUNTING POLICIES

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

      The following is a summary of significant accounting policies followed by the COMPANY.

Security Valuation

      Securities for which exchange quotations are readily available are valued at the last sale price at the close of business. If there is no sale price, they are valued at the last bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors.
Money market instruments or short-term debt held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost which approximates market.

Repurchase Agreements

      The Fund may engage in repurchase agreement transactions.
When a fund engages in such transactions, it is policy to require the custodian bank to take possession of all securities held as collateral in support of repurchase agreement investments. In addition, the Fund monitors the market value of the underlying collateral on a daily basis. The seller under a repurchase agreement is required to maintain the collateral held pursuant to the agreement valued at not less than the repurchase price (including accrued interest). If the seller defaults or if bankruptcy proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

Expenses

      Most expenses of the COMPANY can be directly attributed to a fund. Expenses which cannot be directly attributed are generally apportioned between the Funds on the basis of average net assets.

Federal Income Taxes

      It is each Fund's policy to meet the requirements to qualify each year as a registered investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is provided. There are no temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. All losses are available to offset future capital gains, if any.

Dividends

      Income dividends in the Bond, Balanced and Retirement Income
Funds are declared daily, except on Saturdays, Sundays and holidays and are paid monthly on the last business day of the month. Income dividends in the Equity Growth and Cornerstone Stock Funds, if any, are declared annually and paid on the last business day of the year. Capital gain distributions, if any, are declared annually and paid in December. For 2003, the Funds had no net realized capital gains distributions.

Other

      Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Premium and discount on fixed income securities are amortized using the effective interest method. Realized gains and losses on security transactions are determined on the specific identification method for book and tax purposes. Net investment losses, for which no carryover is permitted, are offset against paid in capital.


Note 3.  TRANSACTIONS WITH AFFILIATES
		      Advance Capital Management, Inc. ("MANAGEMENT")
(a wholly owned subsidiary of Advance Capital Group, Inc.) is the COMPANY's investment adviser. T. Rowe Price Associates, Inc. ("TRPA") serves as sub-adviser for that portion of the portfolio of assets of the Equity Growth Fund and Balanced Fund which are determined by MANAGEMENT to be invested in common stocks. Advance Capital Services, Inc. ("SERVICES") (also a wholly owned subsidiary of Advance Capital Group, Inc.) is the distributor of the COMPANY's shares. Advance Capital Group, Inc. ("GROUP") is the COMPANY's Administrator, Transfer Agent and Dividend Disbursing Agent. For services provided by MANAGEMENT, the COMPANY pays a fee equal on an annual basis to .70% of the average daily net assets for the first $200 million of the Equity Growth and Balanced Funds and .55% of the average daily net assets exceeding $200 million , .50% of the average daily net assets for the first $200 million of the Retirement Income Fund and .40% of the average daily net assets exceeding $200 million, and .40% of the average daily net assets of the Bond and Cornerstone Stock Funds. For its services, TRPA is paid a fee by MANAGEMENT equal on an annual basis to .20% of the average daily net assets of the Equity Growth Fund and that portion of the Balanced Fund invested in common stocks for the first $100 million of assets managed and .15% of the average daily net assets exceeding $100 million. GROUP provides administrative, transfer agent and dividend disbursing agent services to the COMPANY. The COMPANY will reimburse SERVICES for actual expenses incurred in connection with the distribution of fund shares of the Equity Growth, Bond, Balanced, Retirement Income and Cornerstone Stock Funds, at a rate not to exceed
..25% of each fund's average daily net assets.

      The COMPANY was charged investment advisory fees of $4,369,943 by MANAGEMENT for 2003. The COMPANY was charged distribution fees of $1,958,104 by SERVICES for 2003. At December 31, 2003 an employee retirement plan sponsored by SERVICES owned 83,751 shares (1.4%) of the Equity Growth Fund, 469 shares (0.0%) of the Bond Fund, 21,336 shares (0.1%) of the Balanced Fund, 8,372 shares (0.0%) of the Retirement Income Fund and 38,359 shares (0.6%) of the Cornerstone Stock Fund.

      Certain officers and directors of GROUP, MANAGEMENT, and SERVICES, are also officers and directors of the COMPANY. Directors fees are only paid to outside directors and consist of a $5,500 annual retainer plus $500 per meeting attended.

Note 4.  INVESTMENT PORTFOLIO TRANSACTIONS

      The cost of purchases and proceeds from sales of investments, other than short-term obligations, for 2003 were as follows:


                   Equity                                    Retirement   Cornerstone
                   Growth Fund   Bond Fund    Balanced Fund  Income Fund  Stock Fund
                   -----------   -----------  -------------  -----------  -----------
Purchases	       $22,274,675   $85,978,207  $67,154,171	 $74,988,936  $6,328,454
Sales	              13,430,353    60,162,476   35,977,480	 78,989,496    5,267,104


      The cost of purchases and proceeds from sales of U.S. Government securities included above were as follows:


	            Equity			                  Retirement	  Cornerstone
	            Growth Fund	 Bond Fund	  Balanced Fund	Income Fund	  Stock Fund
                  -----------  ----------   -------------   -----------   -----------
Purchases         None	       $4,037,500	  $2,997,656	$2,528,750	  None
Sales	            None	        1,050,000	   1,429,688	 2,087,500	  None



      At December 31, 2003, the gross unrealized net appreciation and depreciation of securities for financial reporting and Federal income tax purposes consisted of the following:


	                        Equity	  Bond  	  Balanced	   Retirement   Cornerstone
	                        Growth Fund	  Fund	  Fund	   Income Fund  Stock Fund
                              -----------   ----------  -----------  -----------  -----------
Unrealized Appreciation	      $57,683,848	  $9,919,948  $63,713,274  $14,429,035  $4,550,303
Unrealized Depreciation	       (6,729,023)  (1,307,019)  (4,276,753)  (1,008,538) (8,822,567)
Net Unrealized App./(Depr.)	$50,954,825	  $8,612,929  $59,436,521  $13,420,497 ($4,272,264)


Note 5.  FEDERAL INCOME TAX INFORMATION

      The tax characteristics of distributions paid to shareholders during the years ended December 31, 2003 and 2002 were as follows:


      	               Distributions                                          Total
                               Paid from      Return of   Total Taxable   Distributions
2003                     Ordinary income        Capital   Distributions            Paid
-----------------------  ---------------      ---------   -------------   -------------
Equity Growth Fund	              $0	           $0	         $0	             $0
Bond Fund	                   9,413,550	            0	  9,413,550	      9,413,550
Balanced Fund                  6,284,185         70,498       6,354,683       6,354,683
Retirement Income Fund        12,128,152              0      12,128,152      12,128,152
Cornerstone Stock Fund           236,906          3,082         239,988         239,988




                            Distributions                               Total
                                Paid from       Total Taxable   Distributions
2002                      Ordinary Income       Distributions            Paid
-----------------------   ---------------       -------------   -------------
Equity Growth Fund	               $0	                 $0              $0
Bond Fund                       8,398,986           8,398,986       8,398,986
Balanced Fund                   6,287,959           6,287,959       6,287,959
Retirement Income Fund         13,354,327          13,354,327      13,354,327
Cornerstone Stock Fund            193,931             193,931         193,931



      As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis was as follows:


                                                                                    Total
                            Undistributed     Accumulated       Unrealized    Accumulated
                                 Ordinary     Capital and    Appreciation/      Earnings/
Fund	 	                       Income    Other Losses   (Depreciation)      (Deficit)
-----------------------     -------------    ------------   --------------    -----------
Equity Growth Fund                     $0    ($5,893,268)      $50,954,825    $45,061,557
Bond Fund                          30,858     (1,897,268)        8,612,929      6,746,519
Balanced Fund                           0     (1,042,511)       59,436,521     58,394,010
Retirement Income Fund             15,387    (14,588,408)       13,420,497     (1,152,524)
Cornerstone Stock Fund                  0    (24,138,600)       (4,272,264)   (28,410,864)



      At December 31, 2003, capital loss carryovers and their expiration dates were as follows:


                      Equity			                        Retirement	 Cornerstone
                      Growth Fund	Bond Fund	Balanced Fund	Income Fund	 Stock Fund
                      -----------   ---------   -------------     -----------  -----------
December 31, 2007              $0          $0              $0         $63,454      $50,588
December 31, 2008               0           0               0       8,246,610    1,304,068
December 31, 2009         326,713           0               0       2,466,325    5,613,583
December 31, 2010       5,566,555   1,897,268       1,042,511       3,812,019   10,570,688
December 31, 2011               0           0               0               0    6,591,996
                      -----------   ---------   -------------       ---------   ----------
Total                  $5,893,268  $1,897,268      $1,042,511     $14,588,408  $24,130,923


      Net capital losses incurred after October 31, 2003, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended December 31, 2003, the Cornerstone Stock Fund deferred to January 1, 2004, post October losses of $7,677. The amount of utilized capital loss carryforward as of December 31, 2003 for Equity Growth Fund, Bond Fund, Balanced Fund and Retirement Income Fund is $3,282,836,$1,500,162, $3,800,732 and $961,306, respectively.

Note 6.  AUTHORIZED SHARES

      The COMPANY has one billion authorized shares of common stock, par value of $.001 per share. Each of the COMPANY's five portfolios has 200 million shares authorized.

Note 7.  SUBSEQUENT EVENT

      On January 23, 2004 the COMPANY's directors approved, subject to shareholder approval, the merger of the Bond Fund into the Retirement Income Fund.

Report of Independent Auditors

To the Directors and Shareholders of Advance Capital I, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund, Bond Fund, Balanced Fund, Retirement Income
Fund and Cornerstone Stock Fund (five funds constituting Advance
Capital I, Inc., hereafter referred to as the "Funds") at December
31, 2003, the results of each their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
Columbus, Ohio
February 4, 2004

ADDITIONAL INFORMATION (Unaudited)

MANAGEMENT OF THE FUND
Advance Capital I, Inc. is managed by a Board of Directors. The Directors are responsible for managing the company's business affairs and for exercising all the company's powers except those reserved for the shareholders. Officers and Directors of the COMPANY, their addresses, and principal occupations during the last five years, are as follows:


                                                                           Number of          Other
                          Position(s)    Year       Principal Occupations  Portfolios         Directorships
Name and Address          & Office(s)    Elected*   During past 5 Years	   Overseen	          Held**
-----------------------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTOR***

John C. Shoemaker         Director       1987       President & Director        5              None
One Towne Square          and                       Advance Capital I, Inc.;
Suite 444                 President                 President, Advance
Southfield, MI 48076                                Capital Management
Age 58
------------------------------------------------------------------------------------------------------------
"NOT-INTERESTED" DIRECTORS
------------------------------------------------------------------------------------------------------------
Joseph A. Ahern           Director       1995       President, Attorney          5              None
One Towne Square                                    and Partner; Stark
Suite 444                                           Reagan & Finnerty,
Southfield, MI 48076                                P.C.
Age 46
------------------------------------------------------------------------------------------------------------
Richard W. Holtcamp       Director       1989       Retired General              5              None
One Towne Square                                    Manager-Marketing,
Suite 444                                           Michigan Bell
Southfield, MI 48076                                Telephone; Director
Age 69 	                                        of Marketing &
                                                    Consultant, Fishburne
                                                    & Co., Inc.
                                                    (General contractor
                                                    for residential and
                                                    business construction)
-------------------------------------------------------------------------------------------------------------
Dennis D. Johnson         Director       2000       Retired Chief Operating       5             None
One Towne Square                                    Officer, Belgacom
Suite 444                                           (Ameritech International)
Southfield, MI 48076                                Management Consultant;
Age 64 	                                        Vice President-Human
                                                    Resources, Ameritech
                                                    Network Services
-------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                                                              Number of     Other
                         Position(s)     Year        Principal Occupations    Portfolios    Directorships
Name and Address	       & Office(s)     Elected*    During past 5 Years	Overseen	  Held**
Janice E. Loichle        Director        2001        Retired Vice President       5          None
One Towne Square                                     & Chief Integration
Suite 444                                            Officer, XO
Southfield, MI 48076                                 Communications, Inc.
Age 56                                               (formerly NEXTLINK)
                                                     Communications; Vice
                                                     President & Chief
                                                     of Local Exchange
                                                     Operations, XO
                                                     Communications, Inc.;
                                                     President, NEXTLINK
                                                     Solutions
 ---------------------------------------------------------------------------------------------------------------
Thomas L. Saeli          Director        2000        Vice President-Mergers        5          Noble
One Towne Square                                     and Acquisitions, Lear                   International,
Suite 444                                            Corporation; Vice                        Ltd.
Southfield, MI 48076                                 President Oxford
Age 47 	                                         Investment Group, Inc.
-----------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------
Robert J. Cappelli       Vice            1987        President, Advance             5          None
One Towne Square         President                   Capital Services, Inc.;
Suite 444                and                         Vice President &
Southfield, MI 48076     Treasurer                   Treasurer, Advance
Age 52 	                                         Capital I, Inc.
-----------------------------------------------------------------------------------------------------------------
Christopher M. Kostiz    Vice            2003        Vice President, Advance        5          None
One Towne Square         President                   Capital I, Inc.; Senior
Suite 444                                            Portfolio Manager,
Southfield, MI 48076                                 Advance Capital
Age 35 	                                         Management, Inc.
-----------------------------------------------------------------------------------------------------------------
Kathy J. Harkleroad      Secretary       1996        Secretary, Advance Capital     5          None
One Towne Square                                     I, Inc.; Marketing Director,
Suite 444                                            Advance Capital Services,
Southfield, MI 48076                                 Inc.; Director of Client
Age 51                                               Services, Advance Capital
                                                     Services, Inc.
------------------------------------------------------------------------------------------------------------------



                                                                                     Number of       Other
                          Position(s)   Year         Principal Occuaptions           Portfolios      Directorships
Name and Address	        & Office(s)   Elected*     During past 5 Years             Overseen        Held**
Julie A. Katynski         Vice          2003         Vice President & Assistant          5            None
One Towne Square          President                  Secretary, Advance Capital
Suite 444                 and                        I, Inc.; Controller,Advance
Southfield, MI 48076      Assistant                  Capital Group, Inc.
Age 38	              Secretary
---------------------------------------------------------------------------------------------------------------------


*There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors in the year in which they reach the age of 70.
**This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.
***Officers of the Funds are "interested persons" as defined in the Investment Company Act of 1940.

PROXY VOTING

      The policies and procedures that Advance Capital I, Inc. uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 345-4783. This information is also available on the SEC's website at www.sec.gov.

ADVANCE CAPITAL I, INC.                ADVANCE CAPITAL I, INC.
                                       An investment company with five funds
INVESTMENT ADVISER:
Advance Capital Management, Inc.
One Towne Square, Suite 444
Southfield, Michigan 48076

                                       EQUITY GROWTH FUND
SUB-ADVISER:                           BOND FUND
(Equity Growth and Balanced Funds)     BALANCED FUND
T. Rowe Price Associates, Inc.         RETIREMENT INCOME FUND
100 East Pratt Street                  CORNERSTONE STOCK FUND
Baltimore, Maryland 21202

DISTRIBUTOR:
Advance Capital Services, Inc.
P.O. Box 3144
Southfield, Michigan 48037

ADMINISTRATOR AND TRANSFER AGENT:
Advance Capital Group, Inc.
P.O. Box 3144
Southfield, Michigan 48037

CUSTODIAN:
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

INDEPENDENT AUDITORS:
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215

OFFICERS:
John C. Shoemaker, President
Robert J. Cappelli, Vice President & Treasurer
Christopher M. Kostiz, Vice President
Kathy J. Harkleroad, Secretary
Julie A. Katynski, Vice President &
Assistant Secretary

                                         ANNUAL REPORT
BOARD OF DIRECTORS:                      DECEMBER 31, 2003
Joseph A. Ahern
Richard W. Holtcamp
Dennis D. Johnson
Janice E. Loichle
Thomas L. Saeli
John C. Shoemaker

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to such Code of Ethics nor were any waivers to such Code of Ethics granted. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors Janice Loichle and Thomas Saeli qualify as Audit Committee financial experts. The designation of a person as an "Audit Committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "Audit Committee financial expert" designation. Similarly, the designation of a person as an "Audit Committee financial expert" does not affect the duties, obligations, or liability of any other members of the Audit Committee or Board of Directors.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the registrant's principal accounting firm during the last two fiscal years (a) for professional services rendered for the audit of the registrant's annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements ("Audit Fees"), (b) for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees ("Audit-Related Fees"), (c) for professional services rendered for tax compliance, tax advice and tax planning ("Tax Fees"), and (d) for products and services provided by such accounting firm that are not included in (a), (b) or (c) above
("All Other Fees").

                        YEAR ENDED DECEMBER 31,
                        2002          2003
                        ----          ----
Audit Fees             $43,000       $45,000
Audit-Related Fees     $     0       $     0
Tax Fees               $     0       $     0
All Other Fees         $     0       $     0

Pursuant to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors but shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Audit Committee whose decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANT.

Not applicable because registrant's shares are not listed for trading on a national securities exchange.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END M ANAGEMENT INVESTMENT COMPANIES.

Not applicable for open-end investment companies.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940
(17 CFR 270.30a-2(c)) as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure,and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS.

(a)(1)      Code of Ethics (filed herewith).
(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).
(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANCE CAPITAL I, INC.

By: /S/ JOHN C. SHOEMAKER
       John C. Shoemaker, President                    Date: March 4, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities on March 4, 2004.

By: /S/ JOHN C. SHOEMAKER
       John C. Shoemaker, President

By: /S/ ROBERT J. CAPPELLI
       Robert J. Cappelli, Treasurer

EXHIBIT INDEX

Exhibit No.	Description

(a)(1)      Code of Ethics (filed herewith).
(a)(2)      Certifications  pursuant to Section 302 of the Sarbanes-Oxley
            Act of 2002.
(b)         Certification  pursuant to Section 906 of the Sarbanes-Oxley
            Act of 2002.